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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-05451
                                   --------------------------------------------

                               USLICO Series Fund
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

    7337 E. Doubletree Ranch Rd., Scottsdale, AZ                85258
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

           CT Corporation System, 101 Federal Street, Boston, MA 02110
-------------------------------------------------------------------------------
                        (Name and address of agent for service)

Registrant's telephone number, including area code: 1-800-992-0180
                                                   ----------------------------

Date of fiscal year end: December 31
                        --------------------------
Date of reporting period: January 1, 2004 to June 30, 2004
                         ---------------------------------

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

SEMI-ANNUAL REPORT

SEMI-ANNUAL REPORT

JUNE 30, 2004

[GRAPHIC]

USLICO SERIES FUND

THE STOCK PORTFOLIO
THE MONEY MARKET PORTFOLIO
THE BOND PORTFOLIO
THE ASSET ALLOCATION PORTFOLIO

[ING FUNDS LOGO]

                                TABLE OF CONTENTS

          President's Letter                                                   1
          Market Perspective                                                   2
          Portfolio Managers' Reports                                          4
          Statements of Assets and Liabilities                                10
          Statements of Operations                                            11
          Statements of Changes in Net Assets                                 12
          Financial Highlights                                                14
          Notes to Financial Statements                                       18
          Portfolios of Investments                                           25
          Trustee and Officer Information                                     38

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                               PRESIDENT'S LETTER

[PHOTO OF JAMES M. HENNESSY]
JAMES M. HENNESSY

Dear Shareholder,

The past year has been unpredictable for investors. Strong growth in the overall economy coupled with questions concerning mutual fund trading practices have challenged investors.

In general, economic activity has continued to increase, with the growth being widespread. Personal consumption of goods and services is leading the recovery supported by corporate purchases of equipment and software and by Government spending on defense. Worries of possible interest rate increases, worsening global turmoil and increasing oil prices have reduced the gains the market realized in the first few months of 2004.

However, investors remain steadfast as nearly each of the last six months has seen an overall increase in assets invested in mutual funds despite continuing investigations into late trading and market timing issues at some of the largest and most respected financial services companies in the country.

You should have received a letter from Thomas J. McInerney, the Chief Executive Officer of ING U.S. Financial Services, which provided information about the internal review ING management conducted regarding trading practices in ING mutual fund products. If you did not receive a copy of the letter, please contact Investor Services at 1-800-992-0180 and we will provide you with a copy.

I wish to thank you on behalf of everyone here at ING Funds for your continued confidence. We look forward to helping you meet your investment goals in the future.

Sincerely,

/s/ James M. Hennessy
James M. Hennessy
President
ING Funds
July 19, 2004

MARKET PERSPECTIVE: SIX MONTHS ENDED JUNE 30, 2004

OVERVIEW

Perhaps it was inevitable that the markets should be a little neurotic after the heady gains of 2003. But whatever the reasons, investors in 2004 alternately cheered and fretted over the developing economic outlook, sending markets up, down and up again before ending the first six months of 2004 with modest and distinctly fragile gains.

At first the worry was the so-called jobless recovery, then half way through the six-month period a very strong U.S. employment report was released. The report generated euphoria until people realized that as the job market tightens, inflation picks up and rising interest rates were likely not far away. Investors took comfort from Federal Open Market Committee ("FOMC") Chairman Greenspan's soothing advice that the rebound in interest rates would be "measured". But as the six months ended June 30, 2004 drew to a close, attention switched nervously to the impending U.S. earnings season and the strong possibility that the splendid results of the last few quarters would likely not be maintained.

GLOBAL EQUITIES managed a 3.52% return, net of withholding tax on dividends, for the six months ended June 30, 2004 according to the Morgan Stanley Capital International ("MSCI") World Index(1) in dollars, after peaking on average in mid February and spending much of May in negative territory.

Among CURRENCIES, the euro reached a post launch record also in mid February before retreating and ending about 3.0% lower for the six months ended June 30, 2004. The British pound ended the six months 2.0% higher against the dollar, as the Bank of England became the first of the major central banks to raise interest rates. The yen lost approximately 1.5%, ironically after the Bank of Japan stopped buying dollars to keep the yen weak, spending a staggering $144 billion in the first quarter of 2004 to do so.

FIXED INCOME MARKET

U.S. FIXED INCOME classes started 2004 as they had ended 2003. Disappointing jobs reports, together with stubbornly high new unemployment claims, suggested continuing weakness, and gave bond investors a solid first quarter of gains. That all changed on the first Friday in April 2004, with the very bullish U.S. employment report. Investment grade bonds unsurprisingly bore the brunt of fears that a new cycle of rising interest rates from multi-decade low levels was about to start. For the six months ended June 30, 2004, the Lehman Brothers Aggregate Bond Index(2) of investment grade bonds returned a tiny 0.16%. The Lehman Brothers Corporate Index(3) component and the Lehman Brothers Treasury Bond Index(4) fell by 0.26% and 0.20%, respectively. Ten-year Treasury yields rose by 36 basis points to 4.62%, passing through rates not seen in nearly two years. Yields on 90-day Treasury Bills rose 39 basis points to 1.3%, emphatically breaching the 1.0% level, a rate above which they had not closed since June 9, 2003. High yield bonds did better, the Lehman Brothers U.S. Corporate High Yield Bond Index(5) hung on to return 1.35% for the six-month period.

DOMESTIC EQUITY MARKET

The U.S. EQUITIES market rose 3.44% in the six months ended June 30, 2004, based on the Standard & Poor's ("S&P") 500 Index(6) including dividends. This implies a price-to-earnings (P/E) level of just over 17 times 2004 earnings. Three strong employment reports in the second quarter of 2004 were welcomed, but all was not in harmony. For while successive, upbeat economic statistics sang of good economic times, there was also a steady drumbeat of evidence that inflation was picking up. The Federal Funds rate at just 1.0% meant that real interest rates were becoming ever more negative at the same time, while the economy was growing at over 4.0%. With labor markets tightening and oil prices breaking above $40 per barrel, this appears to be an increasingly unstable situation. Meanwhile, the FOMC took almost the entire second quarter of 2004 before increasing the Federal Funds rate to 1.25% on June 30, 2004. However, in the week before the increase, the wind seemed to shift again. First quarter of 2004 gross domestic product ("GDP") growth was revised down to 3.9%, durable goods orders fell, and retailers and auto companies complained of slack sales. On the day the FOMC raised rates, the Chicago Purchasing Managers' Index(7) had its largest monthly drop in 30 years. Perhaps Greenspan's "measured" policy was right, but perhaps something else was wrong. The first half of 2004 ended, with investors again nervously awaiting the employment report two days later.

                              MARKET PERSPECTIVE: SIX MONTHS ENDED JUNE 30, 2004

INTERNATIONAL MARKETS

Most INTERNATIONAL MARKETS eked out similarly modest gains for the six months ended June 30, 2004, but JAPAN was the star, rising 10.73% in dollars according to the MSCI Japan Index(8). Sentiment was encouraged by first quarter GDP growth, reported at a surprisingly strong 6.1% annualized, suggesting that the world's second largest economy was at last emerging from its slump of more than a decade.

EUROPEAN EX UK MARKETS gained 2.88% in dollars in the six months ended June 30, 2004, according to the MSCI Europe ex UK Index(9). Buoyant exports were about the only good news, as domestic demand still languished under unemployment of 9.0%. Still, these markets look relatively cheap.

Finally the UK market rose 3.32% in dollars during the first six months of 2004, based on the MSCI UK Index(10). The economy appears to be strong, but the troubling imbalances of an over-indebted consumer and a housing price bubble led to three interest rate increases by the Bank of England, with more likely on the way.

----------
(1) The MSCI WORLD INDEX reflects the stock markets of 22 countries, including the United States, Europe, Canada, Australia, New Zealand and the Far East -- comprising approximately 1,500 securities -- with values expressed in U.S. dollars.

(2) The LEHMAN BROTHERS AGGREGATE BOND INDEX is composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

(3) The LEHMAN BROTHERS CORPORATE INDEX includes all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered, investment-grade corporate debt.

(4) The LEHMAN BROTHERS TREASURY BOND INDEX (U.S. Dollars) is composed of all bonds covered by the Lehman Brothers Aggregate Bond Index with maturities of 10 years or greater. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

(5) The LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD BOND INDEX is generally representative of corporate bonds rated below investment-grade.

(6) The S&P 500 INDEX is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

(7) The CHICAGO PURCHASING MANAGERS' INDEX measures manufacturing activity in the industrial Midwest.

(8) The MSCI JAPAN INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(9) The MSCI EUROPE EX UK INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(10) The MSCI UK INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

ALL INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIOS' PERFORMANCE IS SUBJECT TO CHANGE SINCE THE PERIOD'S END AND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. FOR VARIABLE ANNUITY CONTRACTS, PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

MARKET PERSPECTIVE REFLECTS THE VIEWS OF THE CHIEF INVESTMENT RISK OFFICER ONLY THROUGH THE END OF THE PERIOD, AND IS SUBJECT TO CHANGE BASED ON MARKET AND OTHER CONDITIONS.

THE USLICO STOCK PORTFOLIO                            PORTFOLIO MANAGERS' REPORT

PORTFOLIO MANAGEMENT TEAM: A team of investment professional led by James A. Vail, CFA, ING Investment Management Co. (formerly, Aeltus Investment Management, Inc.) -- the Sub-Adviser.

GOAL: The USLICO Series Fund -- Stock Portfolio (the "Portfolio") seeks intermediate and long-term growth of capital. Its secondary investment objective is to receive a reasonable level of income.

PERFORMANCE: For the six months ended June 30, 2004, the Portfolio provided a return of 5.47%, compared to the Standard & Poor's ("S&P") 500 Index(1), which returned 3.44% for the same period.

PORTFOLIO SPECIFICS: The Portfolio benefited from strong performance in the information technology and health care sectors. The strong performing companies were Biogen IDEC, Inc., as well as Advance PCS and National Semiconductor, which were held during the period. Other strong individual performers were eBay, Inc. and Yahoo!, Inc. as both continued to take share from their traditional competitors. In the industrials sector, Tyco International Ltd. benefited from a company-specific turnaround, as well as leverage to the overall strengthening economy. Performance was hurt in the energy sector, as we did not hold any of the large integrated oil companies, such as Exxon Mobil, ChevronTexaco and Conoco Phillips.

MARKET OUTLOOK: In our opinion, the market is performing well in the face of geopolitical uncertainties, high energy prices, and concerns over a weakening China economy. As we ended the reporting period, despite recent indications of a measured response by the Federal Reserve to an expanding domestic economy, the market appeared to be transfixed on the letter of the statements and not the spirit. All in all, the economic environment should be good for stocks, and we remain encouraged by the outlook. Near-term concerns should abate as the year continues to unfold and the market should move higher by year-end.

The Portfolio remains exposed to sectors experiencing improving economic activity, specifically energy and industrials; however, our focus in the second half of 2004 is to identify stocks that will benefit from later stage activity, such as the lodging and gaming sectors. History also indicates that large-capitalization pharmaceutical companies perform well in the face of rising interest rates. While the first half of 2004 has been a difficult period, we remain encouraged by the outlook for stocks and believe the Portfolio is well positioned in the environment we foresee.

                            AVERAGE ANNUAL TOTAL RETURNS FOR THE YEARS ENDED JUNE 30, 2004
                            --------------------------------------------------------------
                                       1 YEAR          5 YEAR           10 YEAR
                                       ------          ------           -------
       Stock Portfolio                  25.05%         (10.46)%            3.28%
       S&P 500 Index(1)                 19.11%          (2.17)%           11.87%

The table above illustrates the total return of Stock Portfolio against the S&P 500 Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

TOTAL RETURNS REFLECT THE FACT THAT THE INVESTMENT MANAGER HAS WAIVED CERTAIN FEES AND OPERATING EXPENSES OTHERWISE PAYABLE BY THE PORTFOLIO, SUBJECT TO POSSIBLE LATER REIMBURSEMENT DURING A THREE-YEAR PERIOD. TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THERE BEEN NO WAIVER TO THE PORTFOLIO.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. The value of securities of smaller issuers can be more volatile than that of larger issuers. Derivatives are subject to the risk of changes in the market price of a security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. Certain derivatives may also have a leveraging effect, which may increase the volatility of the portfolio. The Portfolio is generally expected to engage in frequent and active trading of portfolio securities, which may result in an increase in brokerage commissions and other transaction costs. An investment in the Portfolio is not guaranteed by the Federal Deposit Insurance Corporation.

PORTFOLIO MANAGERS' REPORT                     THE USLICO MONEY MARKET PORTFOLIO

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals led by Jennifer J. Thompson, CFA, ING Investment Management Co. (formerly, Aeltus Investment Management, Inc.) -- the Sub-Adviser.

GOAL: The USLICO Series Fund -- Money Market Portfolio (the "Portfolio") seeks maximum current income consistent with preservation of capital and liquidity.

PORTFOLIO SPECIFICS: The first half of 2004 yielded varying and dramatic shifts in interest rate expectations and ended with the Federal Reserve ("Fed") Board's Federal Open Market Committee ("FOMC") raising the Federal Funds target rate 25 basis points to 1.25% on June 30, 2004. As market participants changed their views of the economy's strength throughout the period, the LIBOR yield curve flattened initially and then steepened dramatically.

Specifically, the LIBOR yield curve (the difference between 1-month to 12-month LIBOR) steepened by 76 basis points to 109 basis points. The curve reached its flattest point of 19 basis points in mid-March, but a significant shift in Fed Funds expectations shortly thereafter caused yield levels to rise with the back-end of the LIBOR curve incurring the greatest change. Over the period, 12-month LIBOR increased by 100 basis points to 2.46% from 1.46%.

Throughout the first quarter of 2004, the Portfolio utilized a barbell portfolio strategy that called for purchasing longer-dated paper (nine months to thirteen months) balanced by the purchase of short-term commercial paper and floating rate notes. The strategy worked well and resulted in strong performance. The Portfolio's weighted average maturity remained significantly longer than competitors' funds early in the year.

However, in early April, as the market priced in an earlier start to the tightening cycle beginning with the June 30 meeting, the Portfolio eased off its barbell strategy and limited investments solely to short commercial paper and floating rate notes. This better positioned the Portfolio to take advantage of the higher interest rate environment. Accordingly, the Portfolio's weighted average maturity significantly declined during the second half of the reporting period and finished the period at 48 days compared with 45 days for the benchmark, iMoneyNet First Tier Retail Index.

MARKET OUTLOOK: The June 30 FOMC statement appeared to signal the Fed's intent to gradually raise the target interest rate. At the end of the period, the market priced in a year-end Fed Funds rate of roughly 2.00% to 2.25%, or 25 basis points per FOMC meeting. But some market observers believe inflation will accelerate, causing the Fed to move more aggressively than the market currently thinks it will. Given such high level of uncertainty, particularly in light of current market levels for longer term maturities, we believe that continuing our strategy of limiting purchases to short-term commercial paper or floating rate notes is most appropriate.

PRINCIPAL RISK FACTOR(S): An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE USLICO BOND PORTFOLIO                             PORTFOLIO MANAGERS' REPORT

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals led by James B. Kauffmann, ING Investment Management Co. (formerly, Aeltus Investment Management, Inc.) -- the Sub-Adviser.

GOAL: The USLICO Series Fund -- Bond Portfolio (the "Portfolio") seeks high level of income consistent with prudent risk and the preservation of capital. As a secondary objective, the Portfolio seeks capital appreciation when consistent with its principal objective.

PERFORMANCE: For the six months ended June 30, 2004, the Portfolio provided a return of -0.81%, compared to the Lehman Brothers Aggregate Bond Index(1), which returned 0.16% for the same period.

PORTFOLIO SPECIFICS: During the period, we reduced our exposure to longer-dated and lower-rated corporates in the face of stretched valuations. As a rule, longer-dated credit-sensitive paper underperformed. Our exposure in securitized sectors generally proved beneficial. A slight overweight in financial institutions early in the year contributed positively. In the second half we were underweight the sector, which also contributed positively to relative performance as the sector fared poorly as the market prepared for Federal Reserve ("Fed") tightening. We were also underweight in dollar-denominated issues of foreign countries, another sector that had a negative return. Mortgages produced a small positive excess return, and our position varied from neutral to underweight during the period. Exposure to emerging market debt contributed to returns in the first half of the reporting period, but was a significant drag on our performance in the second half as incremental yield was not sufficient to offset price depreciation. However, our declining high yield exposure broadly supported returns, although the exposure is now miniscule.

MARKET OUTLOOK: In our opinion, Treasury yields do not yet fully reflect the quickening pace of the economy and the recent rise in a number of inflation metrics, but the bond market has begun to incorporate a cycle of less accommodative monetary policy. Now that Alan Greenspan has successfully navigated the economy past the immediate concerns of deflation, we are anxious to see if he can avoid the effects of inflation. While the recent rise in inflation releases were amplified by increases in hotel rates, apparel, medical care, and adjustments to owners' equivalent rent, the trajectory is worrisome. One observer drew the analogy that Fed tightening cycles are like confronting a tee shot with a putter. Should inflationary expectations become manifest in unit labor costs, the Fed may be forced into a more aggressive stance. Many in the bond market believe that the Fed's reactive approach will be tardy in responding to increasing inflation, and we are cognizant of the lagged effect of monetary policy. Historically, changes in the Fed Funds rate can take 12 to 18 months to influence economic activity, but one may argue that today's domestic scene of high consumer indebtedness and increased variable rate financing could indicate speedier transmission of policy changes.

In the months ahead, employment and inflation releases and comments from Fed officials will likely remain key data as bond market observers seek to divine the timing, frequency, and magnitude of future tightenings. Tactically, the Portfolio is still short in duration in the face of anticipated improving global economic fundamentals, but we have reduced the magnitude of that posture following the recent rise in rates. We are neutral home mortgages, overweight asset-backed and commercial mortgage-backed securities, and underweight the front-end of the yield curve, which appears most vulnerable in a tightening cycle. We are underweight agencies. Stretched valuations in investment-grade credit and plus sectors warrant some caution, and we have reduced the contribution to duration of these spread sectors. Additionally, we have reduced our exposure in emerging markets, and our high yield position has been eliminated with the exception of a few crossover and special situation issues that tend to track the investment grade market. However, we are watchful for points of potential re-entry.

PORTFOLIO MANAGERS' REPORT                             THE USLICO BOND PORTFOLIO

                                                 AVERAGE ANNUAL TOTAL RETURNS FOR THE YEARS ENDED JUNE 30, 2004
                                                 --------------------------------------------------------------
                                                            1 YEAR           5 YEAR          10 YEAR
                                                            ------           ------          -------
       Bond Portfolio                                       (0.21)%           4.06%            5.13%
       Lehman Brothers Aggregate Bond Index(1)               0.32%            6.95%            7.39%

The table above illustrates the total return of Bond Portfolio against the Lehman Brothers Aggregate Bond Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

TOTAL RETURNS REFLECT THE FACT THAT THE INVESTMENT MANAGER HAS WAIVED CERTAIN FEES AND OPERATING EXPENSES OTHERWISE PAYABLE BY THE PORTFOLIO, SUBJECT TO POSSIBLE LATER REIMBURSEMENT DURING A THREE-YEAR PERIOD. TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THERE BEEN NO WAIVER TO THE PORTFOLIO.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

PRINCIPAL RISK FACTOR(S): Credit, interest rate and other risks that accompany debt instruments. Debt securities are subject to loss due to default in payment of principal and/or interest by an issuer. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change and less income is received due to prepayment in a lower interest rate environment. The Portfolio is generally expected to engage in frequent and active trading of portfolio securities, which may result in an increase in brokerage commissions and other transaction costs. An investment in the Portfolio is not guaranteed by the Federal Deposit Insurance Corporation.

THE USLICO ASSET ALLOCATION PORTFOLIO                 PORTFOLIO MANAGERS' REPORT

PORTFOLIO MANAGEMENT TEAM: A team of investment professional led by James A. Vail, CFA, manages the equity portion, a team of investment professionals led by James B. Kauffmann manages the bond portion and a team of investment professionals led by Jennifer J. Thompson, CFA, manages the money market portion of the Portfolio. They are all with ING Investment Management Co. (formerly, Aeltus Investment Management, Inc.) -- the Sub-Adviser.

GOAL: The USLICO Series Fund -- Asset Allocation Portfolio (the "Portfolio") seeks to obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds and short-term instruments.

PERFORMANCE: For the six months ended June 30, 2004, the Portfolio provided a return of 3.37%, compared to the Standard & Poor's ("S&P") 500 Index(1) and the Lehman Brothers Aggregate Bond Index(2), which returned 3.44% and 0.16%, respectively, for the same period.

PORTFOLIO SPECIFICS: The Portfolio benefited from strong performance in the information technology and health care sectors. The strong performing companies were Biogen IDEC, Inc., as well as Advance PCS and National Semiconductor, which were held during the period. Other strong individual performers were eBay, Inc. and Yahoo!, Inc. as both continued to take share from their traditional competitors. In the industrials sector, Tyco International Ltd. benefited from a company-specific turnaround, as well as leverage to the overall strengthening economy. Performance was hurt in the energy sector, as we did not hold any of the large integrated oil companies, such as Exxon Mobil, ChevronTexaco and Conoco Phillips.

Our short duration stance was a major source of the good performance of the fixed income portion relative to the benchmark. During the period, we reduced our exposure to longer-dated and lower-rated corporates in the face of stretched valuations. As a rule, longer-dated, credit-sensitive paper underperformed. Our exposure in securitized sectors generally proved beneficial. A slight overweight in financial institutions early in the year contributed positively. In the second half of the reporting period, we were underweight the sector. This contributed positively to relative performance, as the sector fared poorly as the market prepared for Federal Reserve ("Fed") tightening. We were also underweight in dollar-denominated issues of foreign countries, another sector that had a negative return. Mortgages produced a small positive excess return, and our position varied from neutral to underweight during the period. Exposure to emerging market debt contributed to returns in the first half of the reporting period, but was a significant drag on our performance in the second half as incremental yield was not sufficient to offset price depreciation. However, our declining high yield exposure broadly supported returns, although the exposure is now miniscule.

MARKET OUTLOOK: In our opinion, the market is performing well in the face of geopolitical uncertainties, high energy prices, and concerns over a weakening China economy. As we ended the period, despite recent indications of a measured response by the Fed to an expanding domestic economy, the market appeared to be transfixed on the letter of the statements and not the spirit. Again, in our opinion, the market is ignoring the fact that first-quarter earnings grew 27.5% year-over-year, and second-quarter projections call for a gain of 30%. All in all, the economic environment should be good for stocks, and we remain encouraged by the outlook. Near-term concerns should abate, as the year continues to unfold and the stock market should move higher by year-end.

In the months ahead, employment and inflation releases and comments from Fed officials will likely remain key data as bond market observers seek to divine the timing, frequency, and magnitude of future tightenings. Tactically, the fixed income portion of the Portfolio is still short in duration in the face of anticipated improving global economic fundamentals, but we have reduced the magnitude of that posture following the recent rise in rates. We are neutral home mortgages, overweight asset-backed and commercial mortgage backed securities, and underweight the front-end of the yield curve, which appears most vulnerable in a tightening cycle. We are underweight agencies. Stretched valuations in investment-grade credit and plus sectors warrant some caution, and we have reduced the contribution to duration of these spread sectors. Additionally, we have reduced our exposure in emerging markets, and our high yield position has been eliminated with the exception of a few crossover and special situation issues that tend to track the investment grade market. However, we are watchful for points of potential re-entry.

PORTFOLIO MANAGERS' REPORT                 THE USLICO ASSET ALLOCATION PORTFOLIO

                                                 AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2004
                                                 ----------------------------------------------------------------
                                                            1 YEAR           5 YEAR          10 YEAR
                                                            ------           ------          -------
       Asset Allocation Portfolio                           13.25%           (2.25)%          5.38%
       S&P 500 Index(1)                                     19.11%           (2.17)%         11.87%
       Lehman Brothers Aggregate Bond Index(2)               0.32%            6.95%           7.39%

The table illustrates the total return of Asset Allocation Portfolio against both the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

TOTAL RETURNS REFLECT THE FACT THAT THE INVESTMENT MANAGER HAS WAIVED CERTAIN FEES AND OPERATING EXPENSES OTHERWISE PAYABLE BY THE PORTFOLIO, SUBJECT TO POSSIBLE LATER REIMBURSEMENT DURING A THREE-YEAR PERIOD. TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THERE BEEN NO WAIVER TO THE PORTFOLIO.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(2) The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. Credit, interest rate and other risks that accompany debt instruments. The value of securities of smaller issuers can be more volatile than that of larger issuers. Derivatives are subject to the risk of changes in the market price of a security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. Certain derivatives may also have a leveraging effect, which may increase the volatility of the portfolio. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change and less income is received due to prepayment in a lower interest rate environment. The Portfolio is generally expected to engage in frequent and active trading of portfolio securities, which may result in an increase in brokerage commissions and other transaction costs. An investment in the Portfolio is not guaranteed by the Federal Deposit Insurance Corporation.

      STATEMENTS OF ASSETS AND LIABILITIES as of June 30, 2004 (Unaudited)

                                                          THE               THE                THE                 THE
                                                         STOCK          MONEY MARKET           BOND         ASSET ALLOCATION
                                                       PORTFOLIO          PORTFOLIO         PORTFOLIO           PORTFOLIO
                                                     --------------    --------------    --------------    ------------------
ASSETS:
Investments in securities at value*                  $   14,579,009    $           --    $    2,804,928    $       12,986,500
Short-term investments at amortized cost                         --         5,004,194                --                    --
Repurchase agreement                                        691,000           898,000           825,000             1,084,000
Cash                                                            438               811             1,732                    --
Receivables:
     Investment securities sold                             350,015                --            38,115               209,439
     Dividends and interest                                   7,641            12,967            21,522                51,516
Prepaid expenses                                                105                93                85                   109
Reimbursement due from manager                                   --               708             1,354                 1,495
                                                     --------------    --------------    --------------    ------------------
         Total assets                                    15,628,208         5,916,773         3,692,736            14,333,059
                                                     --------------    --------------    --------------    ------------------
LIABILITIES:
Payable for investment securities purchased                  73,757                --           838,770             1,361,381
Income distribution payable                                      --             1,402                --                    --
Payable to affiliates                                         4,861             1,770               851                 3,854
Payable to custodian                                             --                --                --               416,791
Payable for trustee fees                                      4,018             3,061             2,125                 3,020
Other accrued expenses and liabilities                       80,992            22,121            23,565                59,397
                                                     --------------    --------------    --------------    ------------------
         Total liabilities                                  163,628            28,354           865,311             1,844,443
                                                     --------------    --------------    --------------    ------------------
NET ASSETS                                           $   15,464,580    $    5,888,419    $    2,827,425    $       12,488,616
                                                     ==============    ==============    ==============    ==================
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                      $   28,943,275    $    5,889,063    $    2,945,286    $       16,480,575
Undistributed net investment income                          17,480                --            26,149                61,765
Accumulated net realized loss on
   investments and options                              (15,770,382)             (644)         (129,741)           (5,282,921)
Net unrealized appreciation (depreciation)
   on investments and options                             2,274,207                --           (14,269)            1,229,197
                                                     --------------    --------------    --------------    ------------------
NET ASSETS                                           $   15,464,580    $    5,888,419    $    2,827,425    $       12,488,616
                                                     ==============    ==============    ==============    ==================

----------
*Cost of investments in securities                   $   12,304,802    $           --    $    2,819,197    $       11,757,303

Net assets                                           $   15,464,580    $    5,888,419    $    2,827,425    $       12,488,616
Shares authorized                                         unlimited         unlimited         unlimited             unlimited
Par value                                            $        0.001    $        0.001    $        0.001    $            0.001
Shares outstanding                                        2,167,182         5,889,133           289,584             1,358,174
Net asset value and redemption price per share       $         7.14    $         1.00    $         9.76    $             9.20

                 See Accompanying Notes to Financial Statements

   STATEMENTS OF OPERATIONS for the six months ended June 30, 2004 (Unaudited)

                                                          THE                THE             THE                  THE
                                                         STOCK          MONEY MARKET         BOND           ASSET ALLOCATION
                                                       PORTFOLIO         PORTFOLIO         PORTFOLIO           PORTFOLIO
                                                     --------------    --------------    --------------    ------------------
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*            $       53,142    $           --    $          560    $           36,526
Interest                                                     30,185            35,859            59,235               127,050
                                                     --------------    --------------    --------------    ------------------
     Total investment income                                 83,327            35,859            59,795               163,576
                                                     --------------    --------------    --------------    ------------------
EXPENSES:
Investment management fees                                   36,554            15,380             7,480                33,334
Transfer agent fees                                           3,290             2,393             2,202                 3,146
Administrative service fees                                   7,311             3,076             1,496                 6,667
Shareholder reporting expense                                 4,807             2,026               925                 4,588
Professional fees                                            17,990            13,845             6,370                18,955
Custody and accounting expense                                9,659             2,730             9,730                17,265
Trustee fees                                                  4,914             1,092             1,456                 3,822
Miscellaneous expense                                           683               255               197                   430
                                                     --------------    --------------    --------------    ------------------
     Total expenses                                          85,208            40,797            29,856                88,207
                                                     --------------    --------------    --------------    ------------------
Less:
     Net waived and reimbursed fees                          19,361            13,028            16,377                28,149
                                                     --------------    --------------    --------------    ------------------
     Net expenses                                            65,847            27,769            13,479                60,058
                                                     --------------    --------------    --------------    ------------------
Net investment income                                        17,480             8,090            46,316               103,518
                                                     --------------    --------------    --------------    ------------------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND OPTIONS:
Net realized gain (loss) on:
     Investments                                          1,324,093              (644)            4,343               596,652
     Options                                                 (5,036)               --                --                (2,571)
                                                     --------------    --------------    --------------    ------------------
Net realized gain (loss) on investments and options       1,319,057              (644)            4,343               594,081
                                                     --------------    --------------    --------------    ------------------
Net change in unrealized appreciation
   or depreciation on:
     Investments                                           (565,030)               --           (50,469)             (223,574)
     Options                                                 (4,880)               --                --                (2,440)
                                                     --------------    --------------    --------------    ------------------
Net change in unrealized appreciation
   or depreciation on investments and options              (569,910)               --           (50,469)             (226,014)
                                                     --------------    --------------    --------------    ------------------
Net realized and unrealized gain (loss) on
   investments and options                                  749,147              (644)          (46,126)              368,067
                                                     --------------    --------------    --------------    ------------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS     $      766,627    $        7,446    $          190    $          471,585
                                                     ==============    ==============    ==============    ==================

----------
*Foreign taxes                                       $          125    $           --    $           --    $              132

                 See Accompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

                                                           THE STOCK PORTFOLIO                THE MONEY MARKET PORTFOLIO
                                                     --------------------------------    ------------------------------------
                                                       SIX MONTHS           YEAR           SIX MONTHS            YEAR
                                                         ENDED             ENDED             ENDED               ENDED
                                                        JUNE 30,        DECEMBER 31,        JUNE 30,          DECEMBER 31,
                                                          2004              2003              2004               2003
                                                     --------------    --------------    --------------    ------------------
FROM OPERATIONS:
Net investment income (loss)                         $       17,480    $      (28,209)   $        8,090    $           17,877
Net realized gain (loss) on investments and options       1,319,057         1,044,281              (644)                  (69)
Net change in unrealized appreciation or
   depreciation on investments and options                 (569,910)        2,720,022                --                    --
                                                     --------------    --------------    --------------    ------------------
   Net increase in net assets resulting from
      operations                                            766,627         3,736,094             7,446                17,808
                                                     --------------    --------------    --------------    ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income                                            --                --            (8,090)              (17,877)
                                                     --------------    --------------    --------------    ------------------
Total distributions                                              --                --            (8,090)              (17,877)
                                                     --------------    --------------    --------------    ------------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                            415,432           412,117                --                    --
Dividends reinvested                                             --                --             8,000                17,877
                                                     --------------    --------------    --------------    ------------------
                                                            415,432           412,117             8,000                17,877
Cost of shares redeemed                                          --            (5,854)         (303,889)             (282,842)
                                                     --------------    --------------    --------------    ------------------
Net increase (decrease) in net asset resulting
   from capital share transactions                          415,432           406,263          (295,889)             (264,965)
                                                     --------------    --------------    --------------    ------------------
Net increase (decrease) in net assets                     1,182,059         4,142,357          (296,533)             (265,034)
                                                     --------------    --------------    --------------    ------------------
NET ASSETS:
Beginning of period                                      14,282,521        10,140,164         6,184,952             6,449,986
                                                     --------------    --------------    --------------    ------------------
End of period                                        $   15,464,580    $   14,282,521    $    5,888,419    $        6,184,952
                                                     ==============    ==============    ==============    ==================
Undistributed net investment income at end of
   period                                            $       17,480    $           --    $           --    $               --
                                                     ==============    ==============    ==============    ==================

                 See Accompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

                                                            THE BOND PORTFOLIO              THE ASSET ALLOCATION PORTFOLIO
                                                     --------------------------------    ------------------------------------
                                                       SIX MONTHS          YEAR            SIX MONTHS            YEAR
                                                         ENDED             ENDED             ENDED               ENDED
                                                        JUNE 30,        DECEMBER 31,        JUNE 30,          DECEMBER 31,
                                                          2004             2003               2004               2003
                                                     --------------    --------------    --------------    ------------------
FROM OPERATIONS:
Net investment income                                $       46,316    $      112,733    $      103,518    $          222,669
Net realized gain on investments and options                  4,343            41,841           594,081               642,224
Net change in unrealized appreciation or
   depreciation on investments and options                  (50,469)          (19,376)         (226,014)            1,258,624
                                                     --------------    --------------    --------------    ------------------
   Net increase in net assets resulting from
      operations                                                190           135,198           471,585             2,123,517
                                                     --------------    --------------    --------------    ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income                                       (24,203)         (108,697)          (47,573)             (216,849)
                                                     --------------    --------------    --------------    ------------------
Total distributions                                         (24,203)         (108,697)          (47,573)             (216,849)
                                                     --------------    --------------    --------------    ------------------
FROM CAPITAL SHARE TRANSACTIONS:
Dividends reinvested                                         24,203           108,697            47,573               216,849
Cost of shares redeemed                                    (163,910)         (230,065)       (1,133,605)             (575,963)
                                                     --------------    --------------    --------------    ------------------
Net decrease in net asset resulting from capital
   share transactions                                      (139,707)         (121,368)       (1,086,032)             (359,114)
                                                     --------------    --------------    --------------    ------------------
Net increase (decrease) in net assets                      (163,720)          (94,867)         (662,020)            1,547,554
                                                     --------------    --------------    --------------    ------------------
NET ASSETS:
Beginning of period                                       2,991,145         3,086,012        13,150,636            11,603,082
                                                     --------------    --------------    --------------    ------------------
End of period                                        $    2,827,425    $    2,991,145    $   12,488,616    $       13,150,636
                                                     ==============    ==============    ==============    ==================
Undistributed net investment income at end of
   period                                            $       26,149    $        4,036    $       61,765    $            5,820
                                                     ==============    ==============    ==============    ==================

                 See Accompanying Notes to Financial Statements

THE USLICO STOCK PORTFOLIO (UNAUDITED)                      FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                         SIX MONTHS
                                                            ENDED                     YEAR ENDED DECEMBER 31,
                                                          JUNE 30,    ----------------------------------------------------------
                                                            2004         2003         2002       2001(1)      2000        1999
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                $         6.77         4.96        7.32       12.42       16.06       13.64
 Income (loss) from investment operations:
 Net investment income (loss)                        $         0.01        (0.01)      (0.04)      (0.05)      (0.02)       0.12
 Net realized and unrealized gain (loss)
 on investments                                      $         0.36         1.82       (2.32)      (5.05)      (3.18)       3.93
 Total from investment operations                    $         0.37         1.81       (2.36)      (5.10)      (3.20)       4.05
 Less distributions from:
 Net investment income                               $           --           --          --          --          --        0.13
 Net realized gain on investments                    $           --           --          --          --        0.44        1.50
 Total distributions                                 $           --           --          --          --        0.44        1.63
 Net asset value, end of period                      $         7.14         6.77        4.96        7.32       12.42       16.06
 TOTAL RETURN(2)                                     %         5.47        36.49      (32.24)     (41.06)     (19.94)      30.08
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                   $       15,465       14,283      10,140      14,972      26,513      34,493
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)      %         0.90         0.90        0.90        0.90        0.62        0.90
 Gross expenses prior to expense reimbursement(4)    %         1.16         1.08        1.47        1.42        0.87        1.15
 Net investment income (loss) after expense
 reimbursement(3)(4)                                 %         0.24        (0.24)      (0.59)      (0.61)      (0.11)       0.84
 Portfolio turnover rate                             %           63          189         418         510         365         306

(1) Effective May 11, 2001, ING Investments, LLC began serving as Adviser to the Portfolio.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total returns for periods less than one year are not annualized.
(3) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
(4) Annualized for periods less than one year.

                 See Accompanying Notes to Financial Statements.

THE USLICO MONEY MARKET PORTFOLIO (UNAUDITED)               FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                         SIX MONTHS
                                                            ENDED                     YEAR ENDED DECEMBER 31,
                                                          JUNE 30,    ----------------------------------------------------------
                                                            2004         2003         2002       2001(1)     2000(2)      1999
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                $         1.00         1.00        1.00        1.00        1.00        1.00
 Income from investment operations:
 Net investment income                               $         0.00*        0.00*       0.01        0.03        0.05        0.04
 Total from investment operations                    $         0.00*        0.00*       0.01        0.03        0.05        0.04
 Less distributions from:
 Net investment income                               $         0.00*        0.00*       0.01        0.03        0.05        0.04
 Total distributions                                 $         0.00*        0.00*       0.01        0.03        0.05        0.04
 Net asset value, end of period                      $         1.00         1.00        1.00        1.00        1.00        1.00
 TOTAL RETURN(3)                                     %         0.13         0.28        0.88        3.14        5.59        5.00
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                   $        5,888        6,185       6,450       6,400       6,331       6,058
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)      %         0.90         0.90        0.78        0.90        0.90        0.90
 Gross expenses prior to expense reimbursement(5)    %         1.33         1.11        1.03        1.63        1.34        1.15
 Net investment income after expense
 reimbursement(4)(5)                                 %         0.26         0.28        0.97        3.13        5.45        4.27

(1) Effective May 11, 2001, ING Investments, LLC ceased serving as the Sub-Adviser to the Portfolio and began serving as Adviser to the Portfolio.
(2) Effective December 1, 2000, ING Investments, LLC became Sub-Adviser to the Portfolio.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total returns for periods less than one year are not annualized.
(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
(5) Annualized for periods less than one year.
*   Amount is less than $0.01 per share.

                 See Accompanying Notes to Financial Statements.

THE USLICO BOND PORTFOLIO (UNAUDITED)                       FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                         SIX MONTHS
                                                            ENDED                     YEAR ENDED DECEMBER 31,
                                                          JUNE 30,    ----------------------------------------------------------
                                                            2004         2003         2002       2001(1)     2000(2)      1999
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                $         9.84         9.75        9.41        9.21        9.01        9.74
 Income (loss) from investment operations:
 Net investment income                               $         0.16         0.36        0.39        0.48        0.40        0.46
 Net realized and unrealized gain (loss)
 on investments                                      $        (0.16)        0.08        0.35        0.11        0.20       (0.73)
 Total from investment operations                    $           --         0.44        0.74        0.59        0.60       (0.27)
 Less distributions from:
 Net investment income                               $         0.08         0.35        0.40        0.39        0.40        0.46
 Total distributions                                 $         0.08         0.35        0.40        0.39        0.40        0.46
 Net asset value, end of period                      $         9.76         9.84        9.75        9.41        9.21        9.01
 TOTAL RETURN(3)                                     %        (0.81)        4.57        8.07        6.47        6.74       (2.87)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                   $        2,827        2,991       3,086       2,846       2,881       2,765
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)      %         0.90         0.91        0.89        0.90        0.90        0.90
 Gross expenses prior to expense reimbursement(5)    %         2.00         1.52        1.37        2.15        1.83        1.15
 Net investment income after expense
 reimbursement(4)(5)                                 %         3.10         3.65        4.20        5.02(6)     4.30        4.88
 Portfolio turnover rate                             %          253          368         159         215          49          46

(1) Effective May 11, 2001, ING Investments, LLC ceased serving as the Sub-Adviser to the Portfolio and began serving as Adviser to the Portfolio.
(2) Effective December 1, 2000, ING Investments, LLC became Sub-Adviser to the Portfolio.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total returns for periods less than one year are not annualized.
(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
(5) Annualized for periods less than one year.
(6) Had the Bond Portfolio not amortized premiums and accreted discounts the ratio of net investment income to average net assets would have been 4.56%.

                 See Accompanying Notes to Financial Statements.

THE USLICO ASSET ALLOCATION PORTFOLIO (UNAUDITED)           FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                         SIX MONTHS
                                                            ENDED                     YEAR ENDED DECEMBER 31,
                                                          JUNE 30,    ----------------------------------------------------------
                                                            2004         2003         2002       2001(1)     2000(2)      1999
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                $         8.90         7.64        8.64       11.04       12.68       11.92
 Income (loss) from investment operations:
 Net investment income                               $         0.37         0.15        0.19        0.22        0.18        0.31
 Net realized and unrealized gain (loss)
 on investments                                      $         0.25         1.25       (0.94)      (2.43)      (1.41)       1.48
 Total from investment operations                    $         0.62         1.40       (0.75)      (2.21)      (1.23)       1.79
 Less distributions from:
 Net investment income                               $         0.32         0.14        0.25        0.19        0.18        0.31
 Net realized gain on investments                    $           --           --          --          --        0.23        0.72
 Total distributions                                 $         0.32         0.14        0.25        0.19        0.41        1.03
 Net asset value, end of period                      $         9.20         8.90        7.64        8.64       11.04       12.68
 TOTAL RETURN(3)                                     %         3.37        18.54       (8.72)     (20.09)      (9.80)      15.10
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                   $       12,489       13,151      11,603      12,752      15,591      18,180
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)      %         0.90         0.91        0.90        0.90        0.90        0.90
 Gross expenses prior to expense reimbursement(5)    %         1.32         1.07        1.34        1.76        1.18        1.15
 Net investment income after expense
 reimbursement(4)(5)                                 %         1.55         1.81        2.42        2.37(6)     1.44        2.58
 Portfolio turnover rate                             %          142          210         258         354         243         227

(1) Effective May 11, 2001, ING Investments, LLC ceased serving as the Sub-Adviser to the Portfolio and began serving as Adviser to the Portfolio.
(2) Effective December 1, 2000, ING Investments, LLC became Sub-Adviser to the Portfolio.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total returns for periods less than one year are not annualized.
(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
(5) Annualized for periods less than one year.
(6) Had the Asset Allocation Portfolio not amortized premiums and accreted discounts the ratio of net investment income to average net assets would have been 2.09%.

                 See Accompanying Notes to Financial Statements.

          NOTES TO FINANCIAL STATEMENTS as of June 30, 2004 (Unaudited)

NOTE 1 -- ORGANIZATION

ORGANIZATION. USLICO Series Fund (the "Fund") is an open-end, diversified management investment company registered under the Investment Company Act of 1940 and consisting of four separate portfolios. The four portfolios of the Fund are as follows: The Stock Portfolio ("Stock Portfolio"), The Money Market Portfolio ("Money Market Portfolio"), The Bond Portfolio ("Bond Portfolio") and The Asset Allocation Portfolio ("Asset Allocation Portfolio"). Each Portfolio has its own investment objectives and policies which are detailed in the Prospectus for each Portfolio. The Fund was organized as a business trust under the laws of Massachusetts on January 19, 1988. Shares of the Portfolio are sold only to separate accounts of ReliaStar Life Insurance Company (ReliaStar Life) and ReliaStar Life Insurance Company of New York (ReliaStar Life of New York, a wholly owned subsidiary of ReliaStar Life) to serve as the investment medium for variable life insurance policies issued by these companies. The separate accounts invest in shares of one or more of the Portfolios, in accordance with allocation instructions received from policyowners. Each Portfolio share outstanding represents a beneficial interest in the respective Portfolio.

ING Investments, LLC ("ING Investments"), an Arizona limited liability company, serves as the investment adviser to the Portfolios. ING Investments has engaged ING Investment Management Co. (formerly, Aeltus Investment Management, Inc., "ING IM"), a Connecticut corporation, to serve as the Sub-Adviser to the Portfolios. ING Funds Distributor, LLC is the principal underwriter of the Portfolios. ING Funds Services, LLC serves as the administrator to each Portfolio. ING Investments, ING IM, ING Funds Distributor, LLC and ING Funds Services, LLC are indirect wholly-owned subsidiaries of ING Groep N.V. ING Groep N.V. is a global financial institution active in the field of insurance, banking and asset management.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. SECURITY VALUATION. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Portfolios' valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

    Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Portfolio's Board of Directors ("Board"), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of a Portfolio's Board, in accordance with methods that are specifically authorized by the Board. If a significant event which is likely to impact the value of one or more foreign securities held by Portfolio occurs after the time at which the foreign market for such security(ies) closes but before the time that the Portfolio's net asset value is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time the Portfolio calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time the close of the NYSE. Investments in securities maturing in less than 60 days are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B. SECURITY TRANSACTIONS AND REVENUE RECOGNITION. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C. PURCHASES AND SALES. Purchases and sales of Portfolio shares are made on the basis of the net asset value per share prevailing at the close of business on the preceding business day.

D. DISTRIBUTIONS TO SHAREHOLDERS. The Portfolios record distributions to their shareholders on ex-dividend date. Dividends from net investment income and capital gains, if any, are declared and paid annually by the Portfolios. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies.

E. FEDERAL INCOME TAXES. It is the policy of the Portfolios to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

F. USE OF ESTIMATES. Management of the Portfolios has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America for investment companies. Actual results could differ from these estimates.

G. REPURCHASE AGREEMENTS. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. If the seller defaults, a Portfolio might incur a loss or delay in the realization of proceeds if the value of the security collateralizing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

H. ILLIQUID AND RESTRICTED SECURITIES. The Portfolios may not invest more than 10% of their net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. Each Portfolio may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (1933 Act) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

I. DELAYED DELIVERY TRANSACTIONS. The Portfolios may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in each Portfolio's Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to segregate liquid assets sufficient to cover the purchase price.

J. MORTGAGE DOLLAR ROLL TRANSACTIONS. In connection with a Portfolio's ability to purchase or sell securities on a when-issued basis, the Portfolios may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Portfolios account for dollar roll transactions as purchases and sales.

K. OPTIONS CONTRACTS. Stock and Asset Allocation Portfolios may purchase put and call options and may write (sell) call options on debt and other securities in standardized contracts traded on national securities exchanges or boards of trade. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

NOTE 3 -- INVESTMENT TRANSACTIONS

For the six months ended June 30, 2004, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, were as follows:

                                   PURCHASES        SALES
                                 ------------    ------------
Stock Portfolio                  $  8,848,973    $  8,909,690
Bond Portfolio                        903,688       1,109,248
Asset Allocation Portfolio          6,075,933       6,583,785

U.S. Government securities not included above were as follows:

                                   PURCHASES         SALES
                                 ------------    ------------
Bond Portfolio                   $  6,443,606    $  6,185,366
Asset Allocation Portfolio         11,608,203      11,081,214

NOTE 4 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Portfolios have entered into an Investment Management Agreement with ING Investments (the "Investment Manager"). The Investment Management Agreement compensates the Investment Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the annual percentage rate of 0.50% on the first $100 million of average daily net assets and 0.45% of average daily net assets in excess therof.

The Investment Manager entered into a Sub-Advisory Agreement with ING IM. Subject to such policies as the Board or the Investment Manager may determine, ING IM manages the Portfolios' assets in accordance with Portfolios' investment objectives, policies, and limitations.

The Investment Manager has contractually agreed to waive management fees charged to each of the Portfolios to the extent they exceed 0.25% of the average daily net assets of each Portfolio. The Investment Manager has also agreed to limit the annual expenses of each Portfolio, other than management fees, to 0.65% of the average net assets of each Portfolio.

The Investment Manager may at a later date recoup from a Portfolio for management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such reimbursement, the Portfolios' expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations.

As of June 30, 2004, the amounts of reimbursed fees that are subject to possible recoupment by the Investment Manager and the related expiration dates are as follows:

                                          JUNE 30,
                            ------------------------------------
                               2005         2006         2007        TOTAL
                            ----------   ----------   ----------   ----------
Stock Portfolio             $   61,463   $   41,107   $    7,357   $  109,927
Money Market
   Portfolio                    45,414           --       16,481       61,895
Bond Portfolio                  53,736        8,271       25,261       87,268
Asset Allocation
   Portfolio                   104,976       16,730       21,125      142,831

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

Pursuant to an Administration Agreement, ING Funds Services, LLC ("IFS") serves as administrator and provides certain administrative and shareholder services necessary for Portfolio operations and is responsible for the supervision of other service providers. IFS is entitled to receive from each Portfolio a fee at an annual rate of 0.10% of each Portfolio's average daily net assets.

ING Funds Distributor, LLC serves as Distributor of the Portfolios. No fees are charged to the Portfolios for distribution services.

NOTE 5 -- OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At June 30, 2004, the Portfolios had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Note
4):

                             ACCRUED
                            INVESTMENT       ACCRUED
                            MANAGEMENT   ADMINISTRATIVE
                               FEES           FEES          TOTAL
                            ----------   --------------   ---------
Stock Portfolio             $    3,647   $        1,214   $   4,861
Money Market
   Portfolio                     1,265              505       1,770
Bond Portfolio                     608              243         851
Asset Allocation
   Portfolio                     2,754            1,100       3,854

Each Portfolio has adopted a Retirement Policy covering all independent trustees of the Portfolio who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement.

NOTE 6 -- CALL OPTIONS WRITTEN

Written option activity for the Stock and Asset Allocation Portfolios for the six months ended June 30, 2004 was as follows:

                                          NUMBER OF    PREMIUMS
                                          CONTRACTS    RECEIVED
                                          ---------    ---------
STOCK PORTFOLIO
   Options outstanding at
      December 31, 2003                          40    $   5,280
   Options written                               --           --
   Options expired                              (40)      (5,280)
ASSET ALLOCATION PORTFOLIO
   Options outstanding at
      December 31, 2003                          20    $   2,640
   Options written                               --           --
   Options expired                              (20)      (2,640)

NOTE 7 -- LINE OF CREDIT

The Portfolios, in addition to certain other funds managed by the Investment Manager, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with The Bank of New York for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the funds; and (3) enable the funds to meet other emergency expenses as defined in the Credit Agreement. The funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. The Asset Allocation Portfolio utilized the line of credit for one day during the six months ended June 30, 2004, with a daily balance of $500,000 and an interest rate of 1.50%.

NOTE 8 -- CAPITAL SHARE TRANSACTIONS

Transaction in capital shares and dollars were as follows:

                                                      SIX MONTHS ENDED         YEAR ENDED
                                                       JUNE 30, 2004       DECEMBER 31, 2003
                                                     ------------------    ------------------
STOCK PORTFOLIO (NUMBER OF SHARES)
Shares sold                                                      58,843                65,938
Shares redeemed                                                      --                  (936)
                                                     ------------------    ------------------
Net increase in shares outstanding                               58,843                65,002
                                                     ==================    ==================

STOCK PORTFOLIO ($)
Shares sold                                          $          415,432    $          412,117
Shares redeemed                                                      --                (5,854)
                                                     ------------------    ------------------
Net increase                                         $          415,432    $          406,263
                                                     ==================    ==================

                                                      SIX MONTHS ENDED         YEAR ENDED
                                                       JUNE 30, 2004       DECEMBER 31, 2003
                                                     ------------------    ------------------
MONEY MARKET PORTFOLIO (NUMBER OF SHARES)
Shares reinvested                                                 8,000                17,877
Shares redeemed                                                (303,889)             (282,842)
                                                     ------------------    ------------------
Net decrease in shares outstanding                             (295,889)             (264,965)
                                                     ==================    ==================

MONEY MARKET PORTFOLIO ($)
Shares reinvested                                    $            8,000    $           17,877
Shares redeemed                                                (303,889)             (282,842)
                                                     ------------------    ------------------
Net decrease                                         $         (295,889)   $         (264,965)
                                                     ==================    ==================

                                                      SIX MONTHS ENDED         YEAR ENDED
                                                       JUNE 30, 2004       DECEMBER 31, 2003
                                                     ------------------    ------------------
BOND PORTFOLIO (NUMBER OF SHARES)
Shares reinvested                                                 2,428                11,049
Shares redeemed                                                 (16,898)              (23,500)
                                                     ------------------    ------------------
Net decrease in shares outstanding                              (14,470)              (12,451)
                                                     ==================    ==================

BOND PORTFOLIO ($)
Shares reinvested                                    $           24,203    $          108,697
Shares redeemed                                                (163,910)             (230,065)
                                                     ------------------    ------------------
Net decrease                                         $         (139,707)   $         (121,368)
                                                     ==================    ==================

                                                      SIX MONTHS ENDED         YEAR ENDED
                                                       JUNE 30, 2004       DECEMBER 31, 2003
                                                     ------------------    ------------------
ASSET ALLOCATION PORTFOLIO (NUMBER OF SHARES)
Shares reinvested                                                 5,193                26,221
Shares redeemed                                                (124,435)              (67,760)
                                                     ------------------    ------------------
Net decrease in shares outstanding                             (119,242)              (41,539)
                                                     ==================    ==================

ASSET ALLOCATION PORTFOLIO ($)
Shares reinvested                                    $           47,573    $          216,849
Shares redeemed                                              (1,133,605)             (575,963)
                                                     ------------------    ------------------
Net decrease                                         $       (1,086,032)   $         (359,114)
                                                     ==================    ==================

NOTE 9 -- FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

                          SIX MONTHS ENDED           YEAR ENDED
                            JUNE 30, 2004         DECEMBER 31, 2003
                           ORDINARY INCOME         ORDINARY INCOME
                          ----------------        -----------------
Money Market Portfolio       $   8,090              $   17,877
Bond Portfolio                  24,203                 108,697
Asset Allocation Portfolio      47,573                 216,849

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2003 were as follows:

                                                         UNREALIZED           CAPITAL
                                     UNDISTRIBUTED      APPRECIATION/          LOSS            EXPIRATION
                                    ORDINARY INCOME    (DEPRECIATION)      CARRYFORWARDS          DATES
                                    ---------------    --------------     ---------------      ----------
Stock Portfolio                     $            --    $    2,822,516     $   (13,524,755)        2009
                                                                               (3,543,083)        2010
                                                                          ---------------
                                                                          $   (17,067,838)
                                                                          ===============
Bond Portfolio                                4,058            36,200     $      (119,834)        2009
                                                                                  (14,250)        2010
                                                                          ---------------
                                                                          $      (134,084)
                                                                          ===============
Asset Allocation Portfolio                    5,864         1,442,395     $    (4,571,088)        2009
                                                                               (1,293,099)        2010
                                                                          ---------------
                                                                          $    (5,864,187)
                                                                          ===============

NOTE 10 -- ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Portfolios' Board, the following securities have been deemed to be illiquid. The Portfolios currently limit investment in illiquid securities to 10% of the Portfolios' net assets, at market value, at time of purchase.

                                                                              INITIAL                          PERCENT
                                                                 PRINCIPAL  ACQUISITION                        OF NET
PORTFOLIO                       SECURITY                          AMOUNT     PORTFOLIO     COST      VALUE     ASSETS
---------                       --------                         ---------  -----------  --------  ---------  --------
Bond              Federal Home Loan Mortgage Corp.,
                  4.458%, due 12/01/26                           $  17,060     09/11/97  $ 17,335  $  16,551       0.6%
                  Federal National Mortgage Association,
                  3.454%, due 07/01/27                               1,455     10/02/97     1,476      1,475       0.1%
                  Federal National Mortgage Association,
                  3.555%, due 07/01/27                              11,317     09/11/97    11,507     11,522       0.4%
                  United Cos. Financial Corp., 0.000%, due
                  11/02/99                                         100,000     11/07/01        --         --       0.0%
                                                                                         --------  ---------  --------
                                                                                         $ 30,318  $  29,549       1.1%
                                                                                         ========  =========  ========
Asset
   Allocation     Federal Home Loan Mortgage Corp.,
                  4.458%, due 12/01/26                              44,618     09/11/97    45,184     43,288       0.3%
                  Federal National Mortgage Association,
                  3.454%, due 07/01/27                               7,275     10/02/97     7,364      7,376       0.1%
                  Federal National Mortgage Association,
                  3.555%, due 07/01/27                              30,104     09/11/97    30,523     30,650       0.2%
                  United Cos. Financial Corp., 0.000%, due
                  11/02/99                                         200,000     11/07/01        --         --       0.0%
                                                                                         --------  ---------  --------
                                                                                         $ 83,071  $  81,313       0.6%
                                                                                         ========  =========  ========

NOTE 11 -- OTHER INFORMATION

As with many financial services companies, ING Investments and affiliates of ING Investments (collectively, "ING") have received requests for information from various governmental and self-regulatory agencies in connection with investigations related to trading in investment company shares. In each case, full cooperation and responses are being provided. In addition to responding to regulatory requests, ING management initiated an internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review has been to identify whether there have been any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. Additionally, ING reviewed its controls and procedures in a continuing effort to deter improper frequent trading in ING products. ING's internal reviews related to mutual fund trading are continuing.

The internal review has identified several arrangements allowing third parties to engage in frequent trading of mutual funds within our variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred despite measures taken by ING intended to combat market timing.

In addition, the review has identified five arrangements that allowed frequent trading in certain ING Funds. ING entities did not receive special benefits in return for any of these arrangements, which have all been terminated. The internal review also identified two investment professionals who engaged in improper frequent trading in ING Funds. ING will reimburse any ING Fund or its shareholders affected by inappropriate trading for any improper profits that accrued to any person who engaged in improper frequent trading for which ING is responsible.

NOTE 12 -- SUBSEQUENT EVENT

DIVIDENDS. Subsequent to June 30, 2004, the following Portfolios declared dividends from net investment income of:

                              PER SHARE
                                AMOUNT    PAYABLE DATE    RECORD DATE
                              ---------   ------------   -------------
Stock Portfolio               $  0.0081    July 1, 2004   June 30, 2004
Bond Portfolio                $  0.0904    July 1, 2004   June 30, 2004
Asset Allocation Portfolio    $  0.0455    July 1, 2004   June 30, 2004

                                                        PORTFOLIO OF INVESTMENTS
THE USLICO STOCK PORTFOLIO                       as of June 30, 2004 (Unaudited)

SHARES                                                                    VALUE
------------------------------------------------------------------------------------
COMMON STOCK: 94.2%

                            AEROSPACE/DEFENSE: 5.1%
         5,515      @       Alliant Techsystems, Inc.                 $      349,320
         2,750              General Dyna                                     273,075
         4,900      @       United Defense Industries, Inc.                  171,500
                                                                      --------------
                                                                             793,895
                                                                      --------------
                            AGRICULTURE: 1.1%
         3,400              Altria Group, Inc.                               170,170
                                                                      --------------
                                                                             170,170
                                                                      --------------
                            APPAREL: 1.3%
         5,750              Polo Ralph Lauren Corp.                          198,088
                                                                      --------------
                                                                             198,088
                                                                      --------------
                            AUTO MANUFACTURERS: 1.1%
         2,850              Paccar, Inc.                                     165,272
                                                                      --------------
                                                                             165,272
                                                                      --------------
                            BANKS: 1.2%
         3,300              Wells Fargo & Co.                                188,859
                                                                      --------------
                                                                             188,859
                                                                      --------------
                            BEVERAGES: 2.0%
         3,100              Coca-Cola Co.                                    156,488
         2,900              PepsiCo, Inc.                                    156,252
                                                                      --------------
                                                                             312,740
                                                                      --------------
                            BIOTECHNOLOGY: 4.5%
         2,750      @       Amgen, Inc.                                      150,068
         4,495      @       Biogen IDEC, Inc.                                284,308
         4,600      @       Celgene Corp.                                    263,396
                                                                      --------------
                                                                             697,772
                                                                      --------------
                            CHEMICALS: 3.0%
         2,200              Air Products & Chemicals, Inc.                   115,390
         2,950              Praxair, Inc.                                    117,735
         5,500              Sherwin-Williams Co.                             228,525
                                                                      --------------
                                                                             461,650
                                                                      --------------
                            COMMERCIAL SERVICES: 1.4%
         8,600              Cendant Corp.                                    210,528
                                                                      --------------
                                                                             210,528
                                                                      --------------
                            COMPUTERS: 2.5%
         7,750              Hewlett-Packard Co.                              163,525
         2,500              International Business
                              Machines Corp.                                 220,375
                                                                      --------------
                                                                             383,900
                                                                      --------------
                            DIVERSIFIED FINANCIAL SERVICES: 9.4%
        10,000              Citigroup, Inc.                                  464,999
         3,220              Countrywide Financial Corp.                      226,205
         3,300              Goldman Sachs Group, Inc.                        310,728
         5,850              JP Morgan Chase & Co.                            226,805
         3,200              Lehman Brothers Holdings, Inc.                   240,800
                                                                      --------------
                                                                           1,469,537
                                                                      --------------
                            ELECTRONICS: 3.0%
         4,600      @       Amphenol Corp.                                   153,272
         5,200              Parker Hannifin Corp.                            309,192
                                                                      --------------
                                                                             462,464
                                                                      --------------
                            ENTERTAINMENT: 1.0%
         4,000              International Game Technology                    154,400
                                                                      --------------
                                                                             154,400
                                                                      --------------

                            ENVIRONMENTAL CONTROL: 1.8%
         5,300      @       Stericycle, Inc.                          $      274,222
                                                                      --------------
                                                                             274,222
                                                                      --------------
                            HEALTHCARE-PRODUCTS: 3.0%
         5,500      @       Boston Scientific Corp.                          235,400
         3,700      @       Inamed Corp.                                     232,545
                                                                      --------------
                                                                             467,945
                                                                      --------------
                            HEALTHCARE-SERVICES: 1.1%
         1,500      @       WellPoint Health Networks                        168,015
                                                                      --------------
                                                                             168,015
                                                                      --------------
                            INSURANCE: 2.3%
         5,000              American Intl. Group                             356,400
                                                                      --------------
                                                                             356,400
                                                                      --------------
                            INTERNET: 5.8%
         4,250      @       eBay, Inc.                                       390,788
        13,800      @       Yahoo!, Inc.                                     501,353
                                                                      --------------
                                                                             892,141
                                                                      --------------
                            LEISURE TIME: 2.7%
         4,150              Carnival Corp.                                   195,050
         3,500              Harley-Davidson, Inc.                            216,790
                                                                      --------------
                                                                             411,840
                                                                      --------------
                            LODGING: 1.5%
         3,000              Marriott Intl., Inc.                             149,640
         1,800              Starwood Hotels & Resorts
                              Worldwide, Inc.                                 80,730
                                                                      --------------
                                                                             230,370
                                                                      --------------
                            MACHINERY-DIVERSIFIED: 1.8%
         7,450              Rockwell Automation, Inc.                        279,450
                                                                      --------------
                                                                             279,450
                                                                      --------------
                            MEDIA: 2.5%
        12,552      @       DIRECTV Group, Inc.                              214,639
         6,800              Walt Disney Co.                                  173,332
                                                                      --------------
                                                                             387,971
                                                                      --------------
                            MISCELLANEOUS MANUFACTURING: 6.8%
         1,550              3M Co.                                           139,516
         2,950              Eaton Corp.                                      190,983
         6,850              General Electric Co.                             221,940
        14,950      @@      Tyco Intl. Ltd.                                  495,442
                                                                      --------------
                                                                           1,047,881
                                                                      --------------
                            OIL AND GAS: 2.6%
         8,800     @,@@     Nabors Industries Ltd.                           397,936
                                                                      --------------
                                                                             397,936
                                                                      --------------
                            PHARMACEUTICALS: 7.7%
         2,800      @       Barr Laboratories, Inc.                           94,360
         9,464      @       Caremark Rx, Inc.                                311,744
         2,450      @       Gilead Sciences, Inc.                            164,150
         5,850      @       Par Pharmaceutical Cos., Inc.                    205,979
        12,650              Pfizer, Inc.                                     433,641
                                                                      --------------
                                                                           1,209,874
                                                                      --------------
                            RETAIL: 3.8%
           700      @       Cabela's, Inc.                                    18,865
         4,750      @       Chico's FAS, Inc.                                214,510

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
THE USLICO STOCK PORTFOLIO           as of June 30, 2004 (Unaudited) (continued)

SHARES                                                                    VALUE
------------------------------------------------------------------------------------
                            RETAIL (CONTINUED)
         6,800              Wal-Mart Stores, Inc.                     $      358,768
                                                                      --------------
                                                                             592,143
                                                                      --------------
                            SAVINGS AND LOANS: 1.7%
         6,700              Greenpoint Financial Corp.                       265,990
                                                                      --------------
                                                                             265,990
                                                                      --------------
                            SEMICONDUCTORS: 3.6%
         7,950      @       Applied Materials, Inc.                          155,979
         8,700              Intel Corp.                                      240,120
         7,650      @       Nvidia Corp.                                     156,825
                                                                      --------------
                                                                             552,924
                                                                      --------------
                            SOFTWARE: 3.7%
         3,700      @       Electronic Arts, Inc.                            201,835
        12,950              Microsoft Corp.                                  369,852
                                                                      --------------
                                                                             571,687
                                                                      --------------
                            TELECOMMUNICATIONS: 5.2%
         4,900      @       Avaya, Inc.                                       77,371
         5,700      @       Cisco Systems, Inc.                              135,090
         6,050      @       Comcast Corp.                                    167,041
        18,950      @       Corning, Inc.                                    247,487
         6,600      @       Nextel Communications, Inc.                      175,956
                                                                      --------------
                                                                             802,945
                                                                      --------------
                            Total Common Stock (Cost
                              $12,304,802)                                14,579,009
                                                                      --------------

PRINCIPAL
AMOUNT                                                                    VALUE
------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 4.5%

                  REPURCHASE AGREEMENT: 4.5%
$      691,000    Goldman Sachs Repurchase
                    Agreement dated 06/30/04,
                    1.500%, due 07/01/04, $691,029
                    to be received upon repurchase
                    (Collateralized by $705,000 Federal
                    Home Loan Mortgage Corporation,
                    1.100%, Market Value plus accrued
                    interest $706,775, due 10/07/05)                  $      691,000
                                                                      --------------
                  Total Short-Term Investments
                    (Cost $691,000)                                          691,000
                                                                      --------------
                  TOTAL INVESTMENTS IN
                    SECURITIES (COST
                    $12,995,802)*                              98.7%  $   15,270,009
                  OTHER ASSETS AND
                    LIABILITIES-NET                             1.3          194,571
                                                              -----   --------------
                  NET ASSETS                                  100.0%  $   15,464,580
                                                              =====   ==============

@     Non-income producing security
@@    Foreign issuer

* Cost for federal income tax purposes is $13,017,403. Net unrealized appreciation consists of:

                            Gross Unrealized Appreciation             $    2,498,323
                            Gross Unrealized Depreciation                   (245,717)
                                                                      --------------
                            Net Unrealized Appreciation               $    2,252,606
                                                                      ==============

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
THE USLICO MONEY MARKET PORTFOLIO(1)             as of June 30, 2004 (Unaudited)

PRINCIPAL
AMOUNT                                                                    VALUE
------------------------------------------------------------------------------------
CORPORATE NOTES: 14.4%
$      100,000              ABN Amro Bank NV/Chicago,
                              1.189%, due 03/18/05                    $       99,986
       250,000              Fleet National Bank,
                              1.280%, due 11/22/04                           250,130
       100,000              HSBC Bank USA, 1.555%,
                              due 04/22/05                                   100,000
       100,000     @@       Royal Bank of Canada/New York,
                              1.270%, due 03/30/05                            99,988
       200,000              Toyota Motor Credit Corp.,
                              4.100%, due 09/08/04                           201,096
       100,000              Wachovia Bank NA/Charlotte,
                              1.449%, due 07/30/04                           100,028
                                                                      --------------
                            Total Corporate Notes
                              (Cost $851,228)                                851,228
                                                                      --------------
COMMERCIAL PAPER: 58.6%
       250,000              Barton Capital Corp.,
                              0.000%, due 07/01/04                           250,000
       300,000              Blue Ridge Asset Funding,
                              0.540%, due 07/02/04                           299,991
       300,000              Concord Minutemen Cap.,
                              1.160%, due 07/07/05                           300,000
       250,000              Crown Point Capital Co.,
                              1.190%, due 10/06/04                           249,192
       300,000              Dexia Delaware LLC,
                              1.190%, due 07/02/04                           299,990
       200,000              General Electric Capital Corp,
                              4.250%, due 01/28/05                           203,255
       200,000              HBOS Treasury Services,
                              1.460%, due 09/03/04                           199,481
       100,000              HSBC USA, Inc.,
                              1.050%, due 08/10/04                            99,881
       250,000              Jupiter Securities Corp.,
                              1.040%, due 07/09/04                           249,935
       100,000              LaSalle Bank Note,
                              1.210%, due 11/05/04                           100,000
       200,000     @@       Royal Bank of Scotland,
                              1.400%, due 10/21/04                           199,994
       250,000              St. Germain Holdings Ltd.,
                              1.030%, due 07/06/04                           249,957
       100,000     @@       Svenska Handelsbank PLC,
                              1.310%, due 08/05/04                            99,869
       300,000              Thunder Bay Funding, Inc.,
                              0.000%, due 07/01/04                           299,999
       250,000              Tulip Funding Corp.,
                              1.210%, due 07/12/04                           249,908
       100,000              Washington Mutual Bank,
                              1.120%, due 07/14/04                           100,000
                                                                      --------------
                            Total Commercial Paper
                              (Cost $3,451,452)                            3,451,452
                                                                      --------------
CERTIFICATE OF DEPOSIT: 1.7%
       100,000              UBS AG Stanford,
                              1.195%, due 12/06/04                           100,002
                                                                      --------------
                            Total Certificate of Deposit
                              (Cost $100,002)                                100,002
                                                                      --------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 8.5%

                            FEDERAL HOME LOAN BANK: 8.5%
$      150,000              1.240%, due 03/01/05                      $      150,000
       100,000              1.510%, due 12/08/04                             100,000
       250,000              3.625%, due 10/15/04                             251,512
                                                                      --------------
                            Total U.S. Government Agency
                               Obligations (Cost $501,512)                   501,512
                                                                      --------------
INVESTMENT COMPANY: 1.7%
       100,000              LaSalle Bank, 1.160%,
                              due 12/17/04                                   100,000
                                                                      --------------
                            Total Investment Company
                              (Cost $100,000)                                100,000
                                                                      --------------
REPURCHASE AGREEMENT: 15.3%
       898,000       Goldman Sachs Repurchase
                       Agreement dated, 1.500%,
                       due 07/01/04, $898,037 to be
                       received upon repurchase
                       (Collateralized by $925,000 Federal
                       Home Loan Mortgage Corporation,
                       1.100%, Market Value plus accrued
                       interest $927,329 due 10/07/05)                       898,000
                                                                      --------------
                     Total Repurchase Agreement
                       (Cost $898,000)                                       898,000
                                                                      --------------
                     TOTAL INVESTMENTS IN
                       SECURITIES (COST
                       $5,902,194)*                           100.2%  $    5,902,194
                     OTHER ASSETS AND
                       LIABILITIES-NET                         (0.2)         (13,775)
                                                              -----   --------------
                     NET ASSETS                               100.0%  $    5,888,419
                                                              =====   ==============

(1) All securities with a maturity date greater than one year have either a variable rate, a demand feature, are prerefunded or have an optional or mandatory put resulting in an effective maturity of one year or less. Rate shown reflects current rate.
@@  Foreign issuer

                                                                      PERCENTAGE OF
INDUSTRY                                                               NET ASSETS
-----------------------------------------------------------------------------------
Consumer Banks - Central U.S.                                                   1.7%
Consumer Banks - Southern U.S.                                                  3.4
Diversified Financial Services                                                 14.5
Finance - Auto Loans                                                            3.4
Finance - Other Services                                                        4.2
Money Center Banks                                                             18.7
S&L/Thrifts - Western U.S.                                                      1.7
Sovereign Agency                                                                8.5
Special Purpose Entity                                                         22.9
Super-Regional Banks - U.S.                                                     5.9
Repurchase Agreement                                                           15.3
Other Assets and Liabilities, Net                                              (0.2)
                                                                      -------------
NET ASSETS                                                                    100.0%
                                                                      =============

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
THE USLICO BOND PORTFOLIO                        as of June 30, 2004 (Unaudited)

PRINCIPAL
AMOUNT                                                                    VALUE
------------------------------------------------------------------------------------
CORPORATE BONDS: 27.9%

                            AIRLINES: 0.3%
$       11,000              American Airlines, Inc.,
                              7.324%, due 10/15/09                    $        9,057
                                                                      --------------
                                                                               9,057
                                                                      --------------
                            AUTO MANUFACTURERS: 0.1%
         3,000              Ford Motor Co.,
                              6.625%, due 10/01/28                             2,634
                                                                      --------------
                                                                               2,634
                                                                      --------------
                            BANKS: 6.9%
         5,000     #,@@     Banco Bradesco SA,
                              8.750%, due 10/24/13                             5,038
        13,000      @@      Banco Santander Chile SA,
                              7.375%, due 07/18/12                            14,329
         1,000      #       Bank of New York
                              Institutional Capital Trust A,
                              7.780%, due 12/01/26                             1,071
         2,000      #       BankAmerica Institutional Capital B,
                              7.700%, due 12/31/26                             2,143
         5,000              Barnett Capital I,
                              8.060%, due 12/01/26                             5,481
         2,000              Barnett Capital II,
                              7.950%, due 12/01/26                             2,199
         5,000     #,@@     Danske Bank A/S,
                              5.914%, due 12/29/49                             5,077
        15,000      #       Dresdner Funding Trust I,
                              8.151%, due 06/30/31                            16,757
         5,000              FBS Capital I, 8.090%, due 11/15/26                5,527
         3,000              First Union Capital I,
                              7.935%, due 01/15/27                             3,283
        11,000              First Union Institutional Capital II,
                              7.850%, due 01/01/27                            11,830
         5,000     #,@@     HBOS Capital Funding LP,
                              6.071%, due 06/30/49                             5,029
        10,000      @@      HSBC Bank PLC, 1.975%, due 06/29/49                8,466
        10,000      @@      HSBC Bank PLC, 2.125%, due 06/29/49                8,475
        10,000      @@      Lloyds TSB Bank PLC,
                              1.270%, due 08/29/49                             8,614
        10,000      @@      Lloyds TSB Bank PLC,
                              2.188%, due 06/29/49                             8,737
         8,000              M&T Bank Corp.,
                              3.850%, due 04/01/13                             7,854
        10,000              Mellon Capital I,
                              7.720%, due 12/01/26                            10,844
        10,000      @@      National Westminster Bank PLC,
                              1.438%, due 11/29/49                             8,458
         4,000     #,@@     Northern Rock PLC,
                              5.600%, due 04/30/49                             3,894
         7,000      #       Rabobank Capital Funding II,
                              5.260%, due 12/29/49                             6,786
        10,000     @@,C     Societe Generale,
                              1.688%, due 11/29/49                             8,362
        20,000     @@,C     Standard Chartered PLC,
                              1.800%, due 11/29/49                            15,795
        10,000     @@,C     Standard Chartered PLC,
                              2.070%, due 12/29/49                             7,875
       100,000    #,X,I     United Cos. Financial Corp.,
                              0.000%, due 11/02/99                                 0
        12,000      #       Westpac Capital Trust IV,
                              5.256%, due 12/29/49                            11,078
                                                                      --------------
                                                                             193,002
                                                                      --------------
                            BEVERAGES: 0.7%
$       10,000     #,@@     Cia Brasileira de Bebidas,
                              8.750%, due 09/15/13                    $       10,600
         1,000      @@      Cia Brasileira de Bebidas,
                              10.500%, due 12/15/11                            1,150
         9,000      #       Miller Brewing Co.,
                              4.250%, due 08/15/08                             8,964
                                                                      --------------
                                                                              20,714
                                                                      --------------
                            CHEMICALS: 0.1%
         2,000              Dow Chemical Co.,
                              5.750%, due 11/15/09                             2,090
         2,000     #,@@     Sociedad Quimica y Minera de
                              Chile SA, 7.700%, due 09/15/06                   2,141
                                                                      --------------
                                                                               4,231
                                                                      --------------
                            DIVERSIFIED FINANCIAL SERVICES: 4.1%
         5,000     #,@@     Arcel Finance Ltd.,
                              6.361%, due 05/01/12                             4,971
         2,000     #,@@     Arcel Finance Ltd.,
                              7.048%, due 09/01/11                             1,990
         8,000              Boeing Capital Corp.,
                              7.375%, due 09/27/10                             9,057
        12,000     #,@@     Brazilian Merchant
                              Voucher Receivables Ltd.,
                              5.911%, due 06/15/11                            11,670
         1,000              Citigroup Capital II,
                              7.750%, due 12/01/36                             1,078
         2,000      #       Farmers Exchange Capital,
                              7.050%, due 07/15/28                             1,925
         8,000      #       Farmers Exchange Capital,
                              7.200%, due 07/15/48                             7,756
         5,000      @@      Financiere CSFB NV,
                              1.250%, due 03/29/49                             4,006
         3,000              Ford Motor Credit Co.,
                              7.000%, due 10/01/13                             3,034
         6,000              General Motors Acceptance Corp.,
                              6.875%, due 08/28/12                             6,113
         3,000              General Motors Acceptance Corp.,
                              8.000%, due 11/01/31                             3,082
         6,000              General Motors Acceptance Corp.,
                              7.750%, due 01/19/10                             6,521
         2,000              JPM Capital Trust I,
                              7.540%, due 01/15/27                             2,124
        13,000      #       Mangrove Bay Pass-Through Trust,
                              6.102%, due 07/15/33                            12,868
         2,000      #       Mizuho Preferred Capital Co. LLC,
                              8.790%, due 12/29/49                             2,200
         6,000     #,@@     PF Export Receivables Master Trust,
                              3.748%, due 06/01/13                             5,723
         8,982     #,@@     PF Export Receivables Master Trust,
                              6.436%, due 06/01/15                             8,863
        15,000      #       Tokai Preferred Capital Co. LLC,
                              9.980%, due 12/29/49                            16,898
         5,000      #       Wachovia Capital Trust V,
                              7.965%, due 06/01/27                             5,492
                                                                      --------------
                                                                             115,371
                                                                      --------------
                            ELECTRIC: 4.8%
         6,000     #,@@     AES Gener SA, 7.500%, due 03/25/14                 5,700
         5,509      #       Allegheny Energy Supply
                              Statutory Trust 2001,
                              10.250%, due 11/15/07                            5,963
           599      #       Allegheny Energy Supply
                              Statutory Trust 2001,
                              13.000%, due 11/15/07                              614

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
THE USLICO BOND PORTFOLIO            as of June 30, 2004 (Unaudited) (continued)

PRINCIPAL
AMOUNT                                                                    VALUE
------------------------------------------------------------------------------------
                            ELECTRIC (CONTINUED)
$        2,000              Consumers Energy Co.,
                              4.250%, due 04/15/08                    $        1,984
         6,000              Consumers Energy Co.,
                              4.800%, due 02/17/09                             6,011
         7,000              DTE Energy Co., 2.324%, due 06/01/07               6,997
        14,000      @@      Empresa Nacional de
                              Electricidad SA/Chile,
                              7.750%, due 07/15/08                            14,952
        19,000              Enserch Capital I,
                              2.460%, due 07/01/28                            17,780
         8,000              Enterprise Capital Trust II,
                              2.806%, due 06/30/28                             7,570
         6,000              FirstEnergy Corp.,
                              6.450%, due 11/15/11                             6,230
         8,000      #       Monongahela Power Co.,
                              6.700%, due 06/15/14                             8,116
        12,000              Ohio Power Co., 6.375%, due 07/15/33              11,781
        22,000      #       PG&E Corp., 6.875%, due 07/15/08                  23,101
         1,746      #       Power Contract Financing LLC,
                              5.200%, due 02/01/06                             1,758
        12,000      #       Power Contract Financing LLC,
                              6.256%, due 02/01/10                            12,234
         1,747              PPL Montana LLC,
                              8.903%, due 07/02/20                             1,905
         3,000      #       Tenaska Virginia Partners LP,
                              6.119%, due 03/30/24                             2,973
                                                                      --------------
                                                                             135,669
                                                                      --------------
                            FOOD: 1.0%
         4,000              Kroger Co., 7.250%, due 06/01/09                   4,448
         7,000              Safeway, Inc., 4.800%, due 07/16/07                7,160
         5,000              Supervalu, Inc., 7.875%, due 08/01/09              5,653
        10,000              Tyson Foods, Inc.,
                              7.250%, due 10/01/06                            10,777
                                                                      --------------
                                                                              28,038
                                                                      --------------
                            GAS: 0.3%
         9,000      #       Williams Gas Pipelines Central, Inc.,
                              7.375%, due 11/15/06                             9,664
                                                                      --------------
                                                                               9,664
                                                                      --------------
                            HOME BUILDERS: 0.0%
         1,000              Technical Olympic USA, Inc.,
                              9.000%, due 07/01/10                             1,030
                                                                      --------------
                                                                               1,030
                                                                      --------------
                            INSURANCE: 0.7%
         9,000      #       Farmers Insurance Exchange,
                              8.625%, due 05/01/24                            10,106
         6,000      #       Monumental Global Funding II,
                              3.850%, due 03/03/08                             5,991
         4,000      #       Zurich Capital Trust I,
                              8.376%, due 06/01/37                             4,431
                                                                      --------------
                                                                              20,528
                                                                      --------------
                            LODGING: 0.2%
         4,000              Caesars Entertainment, Inc.,
                              9.375%, due 02/15/07                             4,355
                                                                      --------------
                                                                               4,355
                                                                      --------------
                            MEDIA: 0.1%
         3,000              Time Warner, Inc.,
                              6.875%, due 05/01/12                             3,247
                                                                      --------------
                                                                               3,247
                                                                      --------------
                            MINING: 0.5%
$        3,000     #,@@     Corp Nacional del
                              Cobre de Chile - CODELCO,
                              6.375%, due 11/30/12                    $        3,181
         2,000      @@      Vale Overseas Ltd.,
                              8.250%, due 01/17/34                             1,750
         9,000      @@      Vale Overseas Ltd.,
                              8.625%, due 03/08/07                             9,675
                                                                      --------------
                                                                              14,606
                                                                      --------------
                            MULTI-NATIONAL: 0.7%
        10,000      @@      Corp. Andina de Fomento CAF,
                              5.200%, due 05/21/13                             9,637
         9,000      @@      Corp. Andina de Fomento CAF,
                              6.875%, due 03/15/12                             9,692
                                                                      --------------
                                                                              19,329
                                                                      --------------
                            OIL AND GAS: 2.4%
         5,000              Amerada Hess Corp.,
                              6.650%, due 08/15/11                             5,299
         8,000              Amerada Hess Corp.,
                              7.875%, due 10/01/29                             8,667
         7,000     #,@@     Empresa Nacional de Petroleo ENAP,
                              4.875%, due 03/15/14                             6,531
        18,000     @@,+     Husky Oil Co., 8.900%, due 08/15/28               20,399
        17,000      #       Pemex Project Funding Master Trust,
                              2.820%, due 06/15/10                            17,119
         3,000              Pemex Project Funding Master Trust,
                              7.375%, due 12/15/14                             3,075
         5,000              Valero Energy Corp.,
                              8.750%, due 06/15/30                             6,256
                                                                      --------------
                                                                              67,346
                                                                      --------------
                            PACKAGING AND CONTAINERS: 0.5%
         4,000      #       Sealed Air Corp.,
                              5.375%, due 04/15/08                             4,140
         9,000      #       Sealed Air Corp.,
                              6.950%, due 05/15/09                             9,835
                                                                      --------------
                                                                              13,975
                                                                      --------------
                            REAL ESTATE: 0.7%
         8,000              EOP Operating LP,
                              7.750%, due 11/15/07                             8,885
         1,000              Liberty Property-LP,
                              6.375%, due 08/15/12                             1,052
         1,000              Liberty Property-LP,
                              6.950%, due 12/01/06                             1,082
         7,000              Liberty Property-LP,
                              7.750%, due 04/15/09                             7,958
                                                                      --------------
                                                                              18,977
                                                                      --------------
                            REAL ESTATE INVESTMENT TRUSTS: 1.2%
         6,000      #       iStar Financial, Inc.,
                              5.700%, due 03/01/14                             5,662
        11,000      #       iStar Financial, Inc.,
                              5.125%, due 04/01/11                            10,516
         6,000              Simon Property Group LP,
                              4.875%, due 03/18/10                             5,946
        11,000              Simon Property Group LP,
                              6.375%, due 11/15/07                            11,784
                                                                      --------------
                                                                              33,908
                                                                      --------------
                            SAVINGS AND LOANS: 1.0%
         7,000              Great Western Financial,
                              8.206%, due 02/01/27                             7,623
         9,000              Sovereign Bancorp, Inc.,
                              10.500%, due 11/15/06                           10,316

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
THE USLICO BOND PORTFOLIO            as of June 30, 2004 (Unaudited) (continued)

PRINCIPAL
AMOUNT                                                                    VALUE
------------------------------------------------------------------------------------
                            SAVINGS AND LOANS (CONTINUED)
$        9,000              Washington Mutual, Inc.,
                              4.375%, due 01/15/08                    $        9,065
                                                                      --------------
                                                                              27,004
                                                                      --------------
                            TELECOMMUNICATIONS: 1.6%
         7,000      @@      Cia de Telecomunicaciones de Chile SA,
                              7.625%, due 07/15/06                             7,550
        10,000      +       Sprint Capital Corp.,
                              4.780%, due 08/17/06                            10,199
         3,000              Sprint Capital Corp.,
                              8.750%, due 03/15/32                             3,506
         7,000              Sprint Capital Corp.,
                              6.875%, due 11/15/28                             6,748
        18,000              Verizon Virginia, Inc.,
                              4.625%, due 03/15/13                            16,836
                                                                      --------------
                                                                              44,839
                                                                      --------------
                            Total Corporate Bonds (Cost
                              $791,248)                                      787,524
                                                                      --------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 42.2%

                            FEDERAL HOME LOAN MORTGAGE
                              CORPORATION: 11.6%
        65,000              2.700%, due 03/16/07                              63,940
        30,000              2.750%, due 02/09/07                              29,599
        16,831      I       4.458%, due 12/01/26                              16,551
        34,424              4.500%, due 04/01/14                              33,782
        20,744              6.000%, due 01/15/29                              20,948
        19,000              6.000%, due 01/15/28                              19,775
        13,000              6.000%, due 01/15/29                              13,285
       126,000              6.500%, due 07/15/34                             131,316
                                                                      --------------
                                                                             329,196
                                                                      --------------
                            FEDERAL NATIONAL MORTGAGE
                              ASSOCIATION: 30.6%
        30,000              2.875%, due 05/19/08                              28,907
         1,424      I       3.454%, due 07/01/27                               1,475
        11,175      I       3.555%, due 07/01/27                              11,522
        46,000              4.500%, due 07/01/17                              44,951
        14,000              4.750%, due 12/25/42                              14,038
       131,000              5.000%, due 07/01/18                             131,164
       271,000              5.000%, due 07/15/34                             261,768
        15,000              5.250%, due 08/01/12                              15,013
        47,000              5.500%, due 08/15/19                              47,896
        74,000              5.500%, due 07/15/34                              73,653
        20,233              6.000%, due 07/25/29                              20,530
         9,442              6.000%, due 07/25/29                               9,584
        13,362              6.000%, due 04/25/31                              13,542
        52,000              6.000%, due 08/01/33                              52,878
        29,688              6.500%, due 11/01/29                              31,845
        46,000              6.500%, due 07/15/33                              47,898
        15,000              6.625%, due 11/15/10                              16,676
        23,000              7.000%, due 07/15/33                              24,258
         7,886              7.500%, due 06/25/32                               8,455
         9,691              7.500%, due 01/25/48                              10,339
                                                                      --------------
                                                                             866,392
                                                                      --------------
                            Total U.S. Government
                              Agency Obligations
                              (Cost $1,192,240)                            1,195,588
                                                                      --------------
COLLATERALIZED MORTGAGE OBLIGATIONS AND
  ASSET-BACKED SECURITIES: 12.5%

                            AUTOMOBILE ASSET BACKED SECURITIES: 0.7%
        20,000              USAA Auto Owner Trust,
                              2.040%, due 02/16/10                            19,586
                                                                      --------------
                                                                              19,586
                                                                      --------------
                            COMMERCIAL MORTGAGE-BACKED
                              SECURITIES: 4.7%
$        8,000              Bear Stearns Commercial Mortgage
                              Securities, 4.170%, due 01/12/41        $        7,925
        17,000              CS First Boston Mortgage
                              Securities Corp.,
                              3.861%, due 03/15/36                            16,703
         4,000              CS First Boston Mortgage
                              Securities Corp.,
                              7.810%, due 04/14/62                             4,577
        22,000              DLJ Commercial Mortgage Corp.,
                              6.240%, due 11/12/31                            23,606
        63,000              DLJ Commercial Mortgage Corp.,
                              7.300%, due 06/10/32                            70,593
        10,000              GE Capital Commercial
                              Mortgage Corp.,
                              5.994%, due 12/10/35                            10,622
                                                                      --------------
                                                                             134,026
                                                                      --------------
                            CREDIT CARD ASSET BACKED SECURITIES:1.4%
         6,000              Bank One Issuance Trust,
                              4.540%, due 09/15/10                             6,056
         6,000              Capital One Master Trust,
                              4.900%, due 03/15/10                             6,223
        19,000              Citibank Credit Card Issuance Trust,
                              5.650%, due 06/16/08                            19,924
         8,000              MBNA Credit Card Master Note Trust,
                              4.950%, due 06/15/09                             8,331
                                                                      --------------
                                                                              40,534
                                                                      --------------
                            OTHER ASSET-BACKED SECURITIES: 0.6%
         6,000              Chase Funding Mortgage Loan
                              Asset-Backed Certificates,
                              2.734%, due 09/25/24                             5,891
         4,000              Chase Funding Mortgage Loan
                              Asset-Backed Certificates,
                              4.045%, due 05/25/33                             3,900
         7,000              Residential Asset Mortgage
                              Products, Inc.,
                              2.140%, due 02/25/30                             6,929
                                                                      --------------
                                                                              16,720
                                                                      --------------
                            WHOLE LOAN COLLATERALIZED MORTGAGE: 3.5%
        13,168              Bank of America Mortgage Securities,
                              5.000%, due 06/25/33                            13,287
        31,000              CS First Boston Mortgage
                              Securities Corp.,
                              4.187%, due 10/25/33                            31,221
        15,830              GMAC Mortgage Corp Loan Trust,
                              5.250%, due 04/25/34                            16,047
        22,000              GMAC Mortgage Corp. Loan Trust,
                              5.500%, due 01/25/34                            22,170
         9,162              GSR Mortgage Loan Trust,
                              6.500%, due 01/25/34                             9,522
         5,608              MASTR Asset Securitization Trust,
                              8.000%, due 06/25/33                             5,928
                                                                      --------------
                                                                              98,175
                                                                      --------------
                            WHOLE LOAN COLLATERALIZED PLANNED
                              AMORTIZATION CLASS: 1.5%
        17,131              MASTR Alternative Loans Trust,
                              8.500%, due 05/25/33                            17,581
        18,000              Residential Funding Securities Corp.,
                              4.750%, due 02/25/33                            18,218
         5,662              Residential Funding Securities Corp.,
                              8.500%, due 05/25/33                             6,026
                                                                      --------------
                                                                              41,825
                                                                      --------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
THE USLICO BOND PORTFOLIO            as of June 30, 2004 (Unaudited) (continued)

PRINCIPAL
AMOUNT                                                                    VALUE
------------------------------------------------------------------------------------
                            WHOLE LOAN COLLATERALIZED
                              SUPPORT: 0.1%
$        2,708      XX      Bank of America Mortgage Securities,
                              5.500%, due 11/25/33                    $        2,678
                                                                      --------------
                                                                               2,678
                                                                      --------------
                            Total Collateralized Mortgage
                              Obligations and Asset-backed
                              Securities (Cost $362,985)                     353,544
                                                                      --------------

U.S. TREASURY OBLIGATIONS: 14.2%

                            U.S. TREASURY BONDS: 10.9%
        10,000              4.000%, due 02/15/14                               9,534
        43,000              4.750%, due 05/15/14                              43,462
        34,000              5.290%, due 05/15/16                              18,441
        79,000              5.375%, due 02/15/31                              79,700
        71,000              6.250%, due 08/15/23                              78,644
        30,000              10.375%, due 11/15/12                             36,642
        30,000              13.250%, due 05/15/14                             42,495
                                                                      --------------
                                                                             308,918
                                                                      --------------
                            U.S. TREASURY NOTES: 3.3%
        25,000              2.250%, due 07/31/04                              25,029
        28,000              2.500%, due 05/31/06                              27,915
        23,000              3.125%, due 05/15/07                              23,007
        16,000              4.000%, due 06/15/09                              16,142
                                                                      --------------
                                                                              92,093
                                                                      --------------
                            Total U.S. Treasury Obligations
                              (Cost $402,547)                                401,011
                                                                      --------------

OTHER BONDS: 2.0%

                            SOVEREIGN: 2.0%
         2,824      @@      Brazilian Government Intl. Bond,
                              2.188%, due 04/15/12                             2,378
         4,000      @@      Brazilian Government Intl. Bond,
                              10.000%, due 08/07/11                            3,900
         6,000      @@      Colombia Government Intl. Bond,
                              10.000%, due 01/23/12                            6,239
         6,000      @@      Dominican Republic Intl. Bond,
                              9.040%, due 01/23/13                             3,720
         4,000      @@      Ecuador Government Intl. Bond,
                              7.000%, due 08/15/30                             2,835
         1,000      @@      Panama Government International
                              Bond, 9.375%, due 07/23/12                       1,098
         2,000      @@      Panama Government Intl. Bond,
                              9.375%, due 01/16/23                             2,050
         6,000      @@      Peru Government Intl. Bond,
                              4.500%, due 03/07/17                             4,873
         1,000      @@      Philippine Government Intl. Bond,
                              9.875%, due 01/15/19                             1,000
        13,000     @@,+     Russia Government Intl. Bond,
                              5.000%, due 03/31/30                            11,901
         6,000      @@      Turkey Government Intl. Bond,
                              12.375%, due 06/15/09                            6,892
         1,000     #,@@     Ukraine Government Intl. Bond,
                              7.650%, due 06/11/13                               958
         3,390    @@,XX     Uruguay Government Intl. Bond,
                              10.500%, due 10/20/06                            3,729
         5,000      @@      Venezuela Government Intl. Bond,
                              10.750%, due 09/19/13                            4,938
                                                                      --------------
                            Total Other Bonds
                              (Cost $59,299)                                  56,511
                                                                      --------------

SHARES                                                                    VALUE
------------------------------------------------------------------------------------
PREFERRED STOCK: 0.4%

                            BANKS: 0.4%
             1     #,XX     DG Funding Trust                          $       10,750
                            Total Preferred Stock (Cost $10,878)              10,750
                                                                      --------------
                            Total Long-Term Investments
                              (Cost $2,819,197)                            2,804,928
                                                                      --------------

PRINCIPAL
AMOUNT                                                                    VALUE
------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 29.2%

                  REPURCHASE AGREEMENT: 29.2%
$      825,000    Goldman Sachs Repurchase
                    Agreement dated, 1.500%,
                    due 07/01/04, $825,034 to be
                    received upon repurchase
                    (Collateralized by $845,000
                    Federal Home Loan Mortgage
                    Association, 1.100%, Market Value
                    plus accrued interest $847,127
                    due 10/07/05)                                            825,000
                                                                      --------------
                  Total Short-Term Investments
                    (Cost $825,000)                                          825,000
                                                                      --------------
                  TOTAL INVESTMENTS IN
                    SECURITIES (COST
                    $3,644,197)*                              128.4%  $    3,629,928
                  OTHER ASSETS AND
                    LIABILITIES-NET                           (28.4)        (802,503)
                                                              -----   --------------
                  NET ASSETS                                  100.0%  $    2,827,425
                                                              =====   ==============

# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.
@@  Foreign issuer
C   Bond may be called prior to maturity date.
X Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.
I   Illiquid security
+ Step-up basis bonds. Interest rates shown reflect current and future coupon rates.
XX Value of securities obtained from one or more dealers making markets in the securities in accordance with the Fund's valuation procedures.
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

                     Gross Unrealized Appreciation                    $       22,607
                     Gross Unrealized Depreciation                           (38,876)
                                                                      --------------
                     Net Unrealized Depreciation                      $      (16,269)
                                                                      ==============

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
THE USLICO ASSET ALLOCATION PORTFOLIO            as of June 30, 2004 (Unaudited)

PRINCIPAL
AMOUNT                                                                    VALUE
------------------------------------------------------------------------------------
CORPORATE BONDS: 11.6%

                            AIRLINES: 0.1%
$       22,000              American Airlines, Inc., 7.324%,
                              due 10/15/09                            $       18,114
                                                                      --------------
                                                                              18,114
                                                                      --------------
                            AUTO MANUFACTURERS: 0.0%
         5,000              Ford Motor Co., 6.625%,
                              due 10/01/28                                     4,391
                                                                      --------------
                                                                               4,391
                                                                      --------------
                            BANKS: 3.1%
        10,000     #,@@     Banco Bradesco SA/Cayman Islands,
                              8.750%, due 10/24/13                            10,075
        22,000      @@      Banco Santander Santiago Chile SA,
                              7.375%, due 07/18/12                            24,248
         4,000      #       BankAmerica Institutional Capital B,
                              7.700%, due 12/31/26                             4,287
        10,000              Barnett Capital I, 8.060%,
                              due 12/01/26                                    10,961
         4,000              Barnett Capital II, 7.950%,
                              due 12/01/26                                     4,398
        40,000      @@      Citibank NA,
                              1.800%, due 11/29/49                            31,588
        10,000     #,@@     Danske Bank A/S, 5.914%,
                              due 12/29/49                                    10,155
        29,000      #       Dresdner Funding Trust I, 8.151%,
                              due 06/30/31                                    32,397
        10,000              FBS Capital I, 8.090%,
                              due 11/15/26                                    11,053
         5,000              First Union Capital I, 7.935%,
                              due 01/15/27                                     5,472
        21,000              First Union Institutional Capital II,
                              7.850%, due 01/01/27                            22,585
        10,000     #,@@     HBOS Capital Funding LP, 6.071%,
                              due 06/30/49                                    10,059
         5,000      @@      Hongkong & Shanghai
                              Banking Corp. Ltd., 1.313%,
                              due 07/29/49                                     4,247
        20,000      @@      HSBC Bank PLC, 1.975%,
                              due 06/29/49                                    16,931
        20,000      @@      HSBC Bank PLC,
                              2.125%, due 06/29/49                            16,950
        10,000      @@      Lloyds TSB Bank PLC, 1.270%,
                              due 08/29/49                                     8,614
        10,000      @@      Lloyds TSB Bank PLC, 2.188%,
                              due 06/29/49                                     8,737
        16,000              M&T Bank Corp., 3.850%,
                              due 04/01/13                                    15,708
        20,000              Mellon Capital I, 7.720%,
                              due 12/01/26                                    21,689
        10,000      @@      National Westminster Bank PLC,
                              1.375%, due 08/29/49                             8,631
        20,000      @@      National Westminster Bank PLC,
                              1.438%, due 11/29/49                            16,915
         8,000     #,@@     Northern Rock PLC, 5.600%,
                              due 04/30/49                                     7,787
        13,000      #       Rabobank Capital Funding II,
                              5.260%, due 12/29/49                            12,603
        10,000     @@,C     Societe Generale, 1.688%,
                              due 11/29/49                                     8,362
        20,000     @@,C     Standard Chartered PLC, 2.070%,
                              due 12/29/49                                    15,750
$      200,000    #,I,X     United Cos. Financial Corp.,
                              .000%, due 11/02/99                     $           --
        10,000      @@      Westpac Banking Corp., 1.338%,
                              due 09/29/49                                     8,445
        23,000      #       Westpac Capital Trust IV, 5.256%,
                              due 12/29/49                                    21,234
                                                                      --------------
                                                                             369,881
                                                                      --------------
                            BEVERAGES: 0.3%
        19,000     #,@@     Cia Brasileira de Bebidas, 8.750%,
                              due 09/15/13                                    20,140
         2,000      @@      Cia Brasileira de Bebidas,
                              10.500%, due 12/15/11                            2,300
        18,000      #       Miller Brewing Co., 4.250%,
                              due 08/15/08                                    17,929
                                                                      --------------
                                                                              40,369
                                                                      --------------
                            CHEMICALS: 0.1%
         4,000              Dow Chemical Co., 5.750%,
                              due 11/15/09                                     4,179
         4,000     #,@@     Sociedad Quimica y Minera
                              de Chile SA, 7.700%,
                              due 09/15/06                                     4,282
                                                                      --------------
                                                                               8,461
                                                                      --------------
                            DIVERSIFIED FINANCIAL SERVICES: 1.7%
         9,000     #,@@     Arcel Finance Ltd, 6.361%,
                              due 05/01/12                                     8,947
         4,000     #,@@     Arcel Finance Ltd., 7.048%,
                              due 09/01/11                                     3,980
        15,000              Boeing Capital Corp., 7.375%,
                              due 09/27/10                                    16,983
        22,000     #,@@     Brazilian Merchant Voucher
                              Receivables Ltd., 5.911%,
                              due 06/15/11                                    21,395
         2,000              Citigroup Capital II, 7.750%,
                              due 12/01/36                                     2,156
         4,000      #       Farmers Exchange Capital,
                              7.050%, due 07/15/28                             3,850
        15,000      #       Farmers Exchange Capital,
                              7.200%, due 07/15/48                            14,543
         5,000      @@      Financiere CSFB NV, 1.250%,
                              due 03/29/49                                     4,006
         8,000              Ford Motor Credit Co., 7.000%,
                              due 10/01/13                                     8,089
         8,000              General Motors Acceptance Corp.,
                              6.875%, due 08/28/12                             8,151
        12,000              General Motors Acceptance Corp.,
                              7.750%, due 01/19/10                            13,042
         6,000              General Motors Acceptance Corp.,
                              8.000%, due 11/01/31                             6,165
         6,000              JPM Capital Trust I, 7.540%,
                              due 01/15/27                                     6,372
        25,000      #       Mangrove Bay Pass-Through Trust,
                              6.102%, due 07/15/33                            24,745
         3,000      #       Mizuho Preferred Capital Co LLC,
                              8.790%, due 12/29/49                             3,300
        12,000     #,@@     PF Export Receivables Master Trust,
                              3.748%, due 06/01/13                            11,446
        17,065     #,@@     PF Export Receivables Master Trust,
                              6.436%, due 06/01/15                            16,839
        29,000      #       Tokai Preferred Capital Co. LLC,
                              9.980%, due 12/29/49                            32,670

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
THE USLICO ASSET ALLOCATION PORTFOLIO            as of June 30, 2004 (Unaudited)
                                                                     (continued)

PRINCIPAL
AMOUNT                                                                    VALUE
------------------------------------------------------------------------------------
                            DIVERSIFIED FINANCIAL SERVICES
                              (CONTINUED)
$        5,000      #       Wachovia Capital Trust V, 7.965%,
                              due 06/01/27                            $        5,492
                                                                      --------------
                                                                             212,171
                                                                      --------------
                            ELECTRIC: 2.1%
        11,000     #,@@     AES Gener SA, 7.500%,
                              due 03/25/14                                    10,450
        10,502      #       Allegheny Energy Supply
                              Statutory Trust 2001, 10.250%,
                              due 11/15/07                                    11,368
         1,194      #       Allegheny Energy Supply
                              Statutory Trust 2001, 13.000%,
                              due 11/15/07                                     1,224
         4,000              Consumers Energy Co., 4.250%,
                              due 04/15/08                                     3,968
        13,000              Consumers Energy Co., 4.800%,
                              due 02/17/09                                    13,024
        14,000              DTE Energy Co., 2.324%,
                              due 06/01/07                                    13,994
        26,000      @@      Empresa Nacional de
                              Electricidad SA/Chile, 7.750%,
                              due 07/15/08                                    27,768
        36,000              Enserch Capital I, 2.460%,
                              due 07/01/28                                    33,689
        16,000              Enterprise Capital Trust II, 2.806%,
                              due 06/30/28                                    15,139
        10,000              FirstEnergy Corp., 6.450%,
                              due 11/15/11                                    10,383
        15,000      #       Monongahela Power Co., 6.700%,
                              due 06/15/14                                    15,218
        23,000              Ohio Power Co., 6.375%,
                              due 07/15/33                                    22,581
        41,000      #       PG&E Corp., 6.875%,
                              due 07/15/08                                    43,051
         3,492      #       Power Contract Financing LLC,
                              5.200%, due 02/01/06                             3,515
        23,000      #       Power Contract Financing LLC,
                              6.256%, due 02/01/10                            23,449
         3,494              PPL Montana LLC, 8.903%,
                              due 07/02/20                                     3,810
         5,000      #       Tenaska Virginia Partners LP,
                              6.119%, due 03/30/24                             4,955
                                                                      --------------
                                                                             257,586
                                                                      --------------
                            FOOD: 0.4%
         8,000              Kroger Co., 7.250%, due 06/01/09                   8,897
        14,000              Safeway, Inc., 4.800%,
                              due 07/16/07                                    14,321
        10,000              Supervalu, Inc., 7.875%,
                              due 08/01/09                                    11,307
        19,000              Tyson Foods, Inc., 7.250%,
                              due 10/01/06                                    20,474
                                                                      --------------
                                                                              54,999
                                                                      --------------
                            GAS: 0.1%
        17,000      #       Williams Gas Pipelines Central,
                              Inc., 7.375%, due 11/15/06                      18,254
                                                                      --------------
                                                                              18,254
                                                                      --------------
                            HOME BUILDERS: 0.0%
         1,000              Technical Olympic USA, Inc.,
                              9.000%, due 07/01/10                             1,030
                                                                      --------------
                                                                               1,030
                                                                      --------------
                            INSURANCE: 0.3%
$       17,000      #       Farmers Insurance Exchange,
                              8.625%, due 05/01/24                    $       19,089
        12,000      #       Monumental Global Funding II,
                              3.850%, due 03/03/08                            11,983
         8,000      #       Zurich Capital Trust I, 8.376%,
                              due 06/01/37                                     8,862
                                                                      --------------
                                                                              39,934
                                                                      --------------
                            LODGING: 0.1%
         8,000              Caesars Entertainment, Inc.,
                              9.375%, due 02/15/07                             8,710
                                                                      --------------
                                                                               8,710
                                                                      --------------
                            MEDIA: 0.1%
         6,000              Time Warner, Inc., 6.875%,
                              due 05/01/12                                     6,493
                                                                      --------------
                                                                               6,493
                                                                      --------------
                            MINING: 0.2%
         6,000     #,@@     Corp Nacional del Cobre de Chile,
                              6.375%, due 11/30/12                             6,363
         3,000      @@      Vale Overseas Ltd., 8.250%,
                              due 01/17/34                                     2,625
        17,000      @@      Vale Overseas Ltd., 8.625%,
                              due 03/08/07                                    18,275
                                                                      --------------
                                                                              27,263
                                                                      --------------
                            MULTI-NATIONAL: 0.3%
        20,000      @@      Corp Andina de Fomento CAF,
                              5.200%, due 05/21/13                            19,273
        17,000      @@      Corp Andina de Fomento CAF,
                              6.875%, due 03/15/12                            18,308
                                                                      --------------
                                                                              37,581
                                                                      --------------
                            OIL AND GAS: 1.0%
        10,000              Amerada Hess Corp., 6.650%,
                              due 08/15/11                                    10,597
        15,000              Amerada Hess Corp., 7.875%,
                              due 10/01/29                                    16,251
        14,000              Empresa Nacional de Petroleo
                              ENAP, 4.875%, due 03/15/14                      13,062
        33,000     @@,+     Husky Oil Co., 8.900%,
                              due 08/15/28                                    37,399
        32,000      #       Pemex Project Funding
                              Master Trust, 2.820%,
                              due 06/15/10                                    32,224
         6,000              Pemex Project Funding
                              Master Trust, 7.375%,
                              due 12/15/14                                     6,150
         9,000              Valero Energy Corp., 8.750%,
                              due 06/15/30                                    11,261
                                                                      --------------
                                                                             126,944
                                                                      --------------
                            PACKAGING AND CONTAINERS: 0.2%
         7,000      #       Sealed Air Corp., 5.375%,
                              due 04/15/08                                     7,245
        18,000      #       Sealed Air Corp., 6.950%,
                              due 05/15/09                                    19,670
                                                                      --------------
                                                                              26,915
                                                                      --------------
                            REAL ESTATE: 0.3%
        15,000              EOP Operating LP, 7.750%,
                              due 11/15/07                                    16,659

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
THE USLICO ASSET ALLOCATION PORTFOLIO            as of June 30, 2004 (Unaudited)
                                                                     (continued)

PRINCIPAL
AMOUNT                                                                    VALUE
------------------------------------------------------------------------------------
                            REAL ESTATE (CONTINUED)
$        3,000              Liberty Property-LP, 6.375%,
                              due 08/15/12                            $        3,155
         1,000              Liberty Property-LP, 6.950%,
                              due 12/01/06                                     1,082
        13,000              Liberty Property-LP, 7.750%,
                              due 04/15/09                                    14,780
                                                                      --------------
                                                                              35,676
                                                                      --------------
                            REAL ESTATE INVESTMENT TRUSTS: 0.5%
        11,000      #       iStar Financial, Inc., 5.700%,
                              due 03/01/14                                    10,380
        21,000      #       iStar Financial, Inc., 5.125%,
                              due 04/01/11                                    20,077
        11,000              Simon Property Group LP, 4.875%,
                              due 03/18/10                                    10,901
        22,000              Simon Property Group LP, 6.375%,
                              due 11/15/07                                    23,566
                                                                      --------------
                                                                              64,924
                                                                      --------------
                            SAVINGS AND LOANS: 0.4%
        13,000              Great Western Financial, 8.206%,
                              due 02/01/27                                    14,157
        17,000              Sovereign Bancorp, Inc., 10.500%,
                              due 11/15/06                                    19,487
        18,000              Washington Mutual, Inc., 4.375%,
                              due 01/15/08                                    18,129
                                                                      --------------
                                                                              51,773
                                                                      --------------
                            TELECOMMUNICATIONS: 0.8%
        10,000     #,@@     Brasil Telecom SA, 9.375%,
                              due 02/18/14                                     9,750
        14,000      @@      Cia de Telecomunicaciones
                              de Chile SA, 7.625%,
                              due 07/15/06                                    15,100
        20,000      +       Sprint Capital Corp., 4.780%,
                              due 08/17/06                                    20,397
        13,000              Sprint Capital Corp., 6.875%,
                              due 11/15/28                                    12,532
         7,000              Sprint Capital Corp., 8.750%,
                              due 03/15/32                                     8,180
        32,000              Verizon Virginia, Inc., 4.625%,
                              due 03/15/13                                    29,933
                                                                      --------------
                                                                              95,892
                                                                      --------------
                            Total Corporate Bonds
                              (Cost $1,513,734)                            1,507,361
                                                                      --------------

U.S. GOVERNMENT AGENCY OBLIGATIONS: 17.4%

                            FEDERAL HOME LOAN MORTGAGE
                              CORPORATION: 5.6%
       120,000              2.700%, due 03/16/07                             118,043
        60,000              2.750%, due 02/09/07                              59,198
        44,020      I       4.458%, due 12/01/26                              43,288
        53,549              4.500%, due 04/01/14                              52,551
        50,000              5.500%, due 07/15/34                              49,781
        37,000              6.000%, due 01/15/28                              38,510
        25,000              6.000%, due 01/15/29                              25,548
        40,104              6.000%, due 01/15/29                              40,499
       148,917              6.500%, due 12/01/31                             155,496
       109,000              6.500%, due 07/15/34                             113,598
                                                                      --------------
                                                                             696,512
                                                                      --------------
                            FEDERAL NATIONAL MORTGAGE
                              ASSOCIATION: 11.8%
$       60,000              2.875%, due 05/19/08                      $       57,814
         7,121      I       3.454%, due 07/01/27                               7,376
        29,726      I       3.555%, due 07/01/27                              30,650
       102,000              4.500%, due 07/01/17                              99,673
        25,000              4.750%, due 12/25/42                              25,068
       502,000              5.000%, due 07/15/34                             484,902
        30,000              5.250%, due 08/01/12                              30,027
        67,440              5.500%, due 07/15/19                              68,978
        57,000              5.500%, due 07/15/34                              56,733
        41,814              6.000%, due 07/25/29                              42,428
        17,535              6.000%, due 07/25/29                              17,798
        25,509              6.000%, due 04/25/31                              25,852
       303,000              6.000%, due 07/15/34                             309,344
        29,688              6.500%, due 11/01/29                              31,845
        82,000              6.500%, due 07/15/33                              85,383
        25,000              6.625%, due 11/15/10                              27,794
        41,000              7.000%, due 07/15/33                              43,242
        14,194              7.500%, due 06/25/32                              15,219
        18,872              7.500%, due 01/25/48                              20,135
                                                                      --------------
                                                                           1,480,261
                                                                      --------------
                            Total U.S. Government
                              Agency Obligations
                              (Cost $2,167,630)                            2,176,773
                                                                      --------------

COLLATERALIZED MORTGAGE OBLIGATIONS AND
  ASSET-BACKED SECURITIES: 5.3%

                            AUTOMOBILE ASSET BACKED
                              SECURITIES: 0.3%
        35,000              USAA Auto Owner Trust, 2.040%,
                              due 02/16/10                                    34,276
                                                                      --------------
                                                                              34,276
                                                                      --------------
                            COMMERCIAL MORTGAGE-BACKED
                              SECURITIES: 1.9%
        15,000              Bear Stearns Commercial
                              Mortgage Securities, 4.170%,
                              due 01/12/41                                    14,860
        32,000              CS First Boston Mortgage
                              Securities Corp., 3.861%,
                              due 03/15/36                                    31,440
         8,000              CS First Boston Mortgage
                              Securities Corp., 7.810%,
                              due 04/14/62                                     9,155
        41,000              DLJ Commercial Mortgage Corp.,
                              6.240%, due 11/12/31                            43,993
       115,000              DLJ Commercial Mortgage Corp.,
                              7.300%, due 06/10/32                           128,860
        19,000              GE Capital Commercial
                              Mortgage Corp., 5.994%,
                              due 12/10/35                                    20,181
                                                                      --------------
                                                                             248,489
                                                                      --------------
                            CREDIT CARD ASSET BACKED
                              SECURITIES: 0.6%
        12,000              Bank One Issuance Trust, 4.540%,
                              due 09/15/10                                    12,112
        11,000              Capital One Master Trust, 4.900%,
                              due 03/15/10                                    11,409
        36,000              Citibank Credit Card Issuance Trust,
                              5.650%, due 06/16/08                            37,751

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
THE USLICO ASSET ALLOCATION PORTFOLIO            as of June 30, 2004 (Unaudited)
                                                                     (continued)

PRINCIPAL
AMOUNT                                                                    VALUE
------------------------------------------------------------------------------------
                            CREDIT CARD ASSET BACKED
                              SECURITIES (CONTINUED)
$       12,000              MBNA Credit Card Master
                              Note Trust, 4.950%,
                              due 06/15/09                            $       12,496
                                                                      --------------
                                                                              73,768
                                                                      --------------
                            OTHER ASSET-BACKED
                              SECURITIES: 0.2%
        10,000              Chase Funding Mortgage Loan
                              Asset-Backed Certificates,
                              2.734%, due 09/25/24                             9,818
         5,000              Chase Funding Mortgage Loan
                              Asset-Backed Certificates,
                              4.045%, due 05/25/33                             4,876
        15,000              Residential Asset Mortgage
                              Products, Inc., 2.140%,
                              due 02/25/30                                    14,847
                                                                      --------------
                                                                              29,541
                                                                      --------------
                            WHOLE LOAN COLLATERALIZED
                              MORTGAGE: 1.6%
        25,191              Bank of America Mortgage
                              Securities, 5.000%,
                              due 06/25/33                                    25,418
        54,000              CS First Boston Mortgage
                              Securities Corp., 4.187%,
                              due 10/25/33                                    54,387
        29,993              GMAC Mortgage Corp. Loan Trust,
                              5.250%, due 04/25/34                            30,406
        42,000              GMAC Mortgage Corp. Loan Trust,
                              5.500%, due 01/25/34                            42,324
        33,830              GSR Mortgage Loan Trust,
                              6.500%, due 01/25/34                            35,156
        10,197              MASTR Asset Securitization Trust,
                              8.000%, due 06/25/33                            10,777
                                                                      --------------
                                                                             198,468
                                                                      --------------
                            WHOLE LOAN COLLATERALIZED
                              SUPPORT: 0.1%
         6,318      XX      Bank of America
                              Mortgage Securities, 5.500%,
                              due 11/25/33                                     6,248
                                                                      --------------
                                                                               6,248
                                                                      --------------
                            WHOLE LOAN COLLATERALIZED
                              PLANNED AMORTIZATION
                              CLASS: 0.6%
        31,346              MASTR Alternative Loans Trust,
                              8.500%, due 05/25/33                            32,170
        10,381              Residential Funding
                              Securities Corp., 8.500%,
                              due 05/25/33                                    11,048
        33,000              Residential Funding
                              Securities Corp., 4.750%,
                              due 02/25/33                                    33,400
                                                                      --------------
                                                                              76,618
                                                                      --------------
                            Total Collateralized Mortgage
                              Obligations and Asset-backed
                              Securities (Cost $684,710)                     667,408
                                                                      --------------

U.S. TREASURY OBLIGATIONS: 6.3%

                            U.S. TREASURY BONDS: 5.0%
       142,000              4.750%, due 05/15/14                             143,526
$       63,000              5.290%, due 05/15/16                      $       34,170
       149,000              5.375%, due 02/15/31                             150,322
       127,000              6.250%, due 08/15/23                             140,672
        56,000              10.375%, due 11/15/12                             68,399
        59,000              13.250%, due 05/15/14                             83,572
                                                                      --------------
                                                                             620,661
                                                                      --------------
                            U.S. TREASURY NOTES: 1.3%
        66,000              2.500%, due 05/31/06                              65,798
        56,000              3.125%, due 05/15/07                              56,018
        39,000              4.000%, due 06/15/09                              39,346
                                                                      --------------
                                                                             161,162
                                                                      --------------
                            Total U.S. Treasury Obligations
                              (Cost $785,671)                                781,823
                                                                      --------------

OTHER BONDS: 0.9%
         5,647      @@      Brazilian Government
                              Intl. Bond, 2.188%,
                              due 04/15/12                                     4,755
         8,000      @@      Brazilian Government
                              Intl. Bond, 10.000%,
                              due 08/07/11                                     7,800
        11,000      @@      Colombia Government
                              Intl. Bond, 10.000%,
                              due 01/23/12                                    11,440
        13,000      @@      Dominican Republic
                              Intl. Bond, 9.040%,
                              due 01/23/13                                     8,060
         6,000      @@      Ecuador Government
                              Intl. Bond, 7.000%,
                              due 08/15/30                                     4,253
        11,000      @@      Peru Government
                              Intl. Bond, 4.500%,
                              due 03/07/17                                     8,934
         3,000      @@      Philippine Government
                              Intl. Bond, 9.875%,
                              due 01/15/19                                     3,000
         1,000      @@      Panama Government
                              Intl. Bond, 9.375%,
                              due 07/23/12                                     1,098
         3,000              Panama Government
                              Intl. Bond, 9.375%,
                              due 01/16/23                                     3,075
        24,000      @@      Russia Government
                              Intl. Bond, 5.000%,
                              due 03/31/30                                    21,972
        11,000      @@      Turkey Government
                              Intl. Bond, 12.375%,
                              due 06/15/09                                    12,635
         3,000     #,@@     Ukraine Government
                              Intl. Bond, 7.650%,
                              due 06/11/13                                     2,873
        10,169      XX      Uruguay Government
                              Intl. Bond, 10.500%,
                              due 10/20/06                                    11,185
        10,000              Venezuela Government
                              Intl. Bond, 10.750%,
                              due 09/19/13                                     9,875
                                                                      --------------
                            Total Other Bonds
                              (Cost $116,266)                                110,955
                                                                      --------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
THE USLICO ASSET ALLOCATION PORTFOLIO            as of June 30, 2004 (Unaudited)
                                                                     (continued)

SHARES                                                                    VALUE
------------------------------------------------------------------------------------
COMMON STOCK: 61.7%

                            AEROSPACE/DEFENSE: 4.5%
         2,725      @       Alliant Techsystems, Inc.                 $      172,601
         1,300              General Dynamics Corp.                           129,090
         1,750              Lockheed Martin Corp.                             91,140
         2,500      @       United Defense Industries, Inc.                   87,500
           900              United Technologies Corp.                         82,332
                                                                      --------------
                                                                             562,663
                                                                      --------------
                            AGRICULTURE: 0.7%
         1,750              Altria Group, Inc.                                87,588
                                                                      --------------
                                                                              87,588
                                                                      --------------
                            APPAREL: 0.8%
         3,000              Polo Ralph Lauren Corp.                          103,350
                                                                      --------------
                                                                             103,350
                                                                      --------------
                            AUTO MANUFACTURERS: 0.7%
         1,550              Paccar, Inc.                                      89,885
                                                                      --------------
                                                                              89,885
                                                                      --------------
                            BANKS: 1.7%
         4,150              US Bancorp                                       114,374
         1,800              Wells Fargo & Co.                                103,014
                                                                      --------------
                                                                             217,388
                                                                      --------------
                            BEVERAGES: 1.3%
         1,550              Coca-Cola Co.                                     78,244
         1,500              PepsiCo, Inc.                                     80,820
                                                                      --------------
                                                                             159,064
                                                                      --------------
                            BIOTECHNOLOGY: 1.8%
         1,770      @       Biogen IDEC, Inc.                                111,953
         1,900      @       Celgene Corp.                                    108,794
                                                                      --------------
                                                                             220,747
                                                                      --------------
                            CHEMICALS: 2.9%
         1,175              Air Products & Chemicals, Inc.                    61,629
         3,000              Dow Chemical Co.                                 122,100
         1,575              Praxair, Inc.                                     62,858
         2,700              Sherwin-Williams Co.                             112,185
                                                                      --------------
                                                                             358,772
                                                                      --------------
                            COMMERCIAL SERVICES: 0.8%
         4,150      @       Cendant Corp.                                    101,592
                                                                      --------------
                                                                             101,592
                                                                      --------------
                            COMPUTERS: 1.5%
         3,700              Hewlett-Packard Co.                               78,070
         1,300              International Business
                              Machines Corp.                                 114,595
                                                                      --------------
                                                                             192,665
                                                                      --------------
                            DIVERSIFIED FINANCIAL SERVICES: 5.7%
         5,500              Citigroup, Inc.                                  255,749
         1,640              Countrywide Financial Corp.                      115,210
         1,650              Goldman Sachs Group, Inc.                        155,364
         1,950              JP Morgan Chase & Co.                             75,602
         1,600              Lehman Brothers Holdings Inc                     120,400
                                                                      --------------
                                                                             722,325
                                                                      --------------
                            ELECTRIC: 0.7%
         2,050              Consolidated Edison, Inc.                         81,508
                                                                      --------------
                                                                              81,508
                                                                      --------------
                            ELECTRONICS: 1.8%
         2,425      @       Amphenol Corp.                            $       80,801
         2,500              Parker Hannifin Corp.                            148,650
                                                                      --------------
                                                                             229,451
                                                                      --------------
                            ENTERTAINMENT: 0.7%
         2,125              International Game Technology                     82,025
                                                                      --------------
                                                                              82,025
                                                                      --------------
                            ENVIRONMENTAL CONTROL: 1.0%
         2,500      @       Stericycle, Inc.                                 129,350
                                                                      --------------
                                                                             129,350
                                                                      --------------
                            HEALTHCARE-PRODUCTS: 2.9%
         2,900      @       Boston Scientific Corp.                          124,120
         1,750      @       Inamed Corp.                                     109,988
         2,250              Johnson & Johnson                                125,325
                                                                      --------------
                                                                             359,433
                                                                      --------------
                            HEALTHCARE-SERVICES: 0.6%
           700      @       WellPoint Health Networks                         78,407
                                                                      --------------
                                                                              78,407
                                                                      --------------
                            INSURANCE: 1.5%
         2,700              American Intl. Group, Inc.                       192,456
                                                                      --------------
                                                                             192,456
                                                                      --------------
                            INTERNET: 3.1%
         1,300      @       eBay, Inc.                                       119,535
         7,250      @       Yahoo!, Inc.                                     263,392
                                                                      --------------
                                                                             382,927
                                                                      --------------
                            LEISURE TIME: 1.6%
         1,950              Carnival Corp.                                    91,650
         1,800              Harley-Davidson, Inc.                            111,492
                                                                      --------------
                                                                             203,142
                                                                      --------------
                            LODGING: 1.0%
         1,575              Marriott Intl., Inc.                              78,561
           950              Starwood Hotels & Resorts
                              Worldwide, Inc.                                 42,608
                                                                      --------------
                                                                             121,169
                                                                      --------------
                            MACHINERY-DIVERSIFIED: 1.8%
         1,200              Deere & Co.                                       84,168
         3,600              Rockwell Automation, Inc.                        135,036
                                                                      --------------
                                                                             219,204
                                                                      --------------
                            MEDIA: 2.2%
         2,900      @       Comcast Corp.                                     80,069
         5,998      @       DIRECTV Group, Inc.                              102,566
         3,500              Walt Disney Co.                                   89,215
                                                                      --------------
                                                                             271,850
                                                                      --------------
                            MINING: 1.0%
         3,800              Alcoa, Inc.                                      125,514
                                                                      --------------
                                                                             125,514
                                                                      --------------
                            MISCELLANEOUS MANUFACTURING: 4.5%
           750              3M Co.                                            67,508
         1,450              Eaton Corp.                                       93,873
         4,350              General Electric Co.                             140,940
         7,650      @@      Tyco Intl. Ltd.                                  253,520
                                                                      --------------
                                                                             555,841
                                                                      --------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
THE USLICO ASSET ALLOCATION PORTFOLIO            as of June 30, 2004 (Unaudited)
                                                                     (continued)

SHARES                                                                    VALUE
------------------------------------------------------------------------------------
                            OIL AND GAS: 1.5%
         4,150     @@,@     Nabors Industries Ltd.                    $      187,663
                                                                      --------------
                                                                             187,663
                                                                      --------------
                            PHARMACEUTICALS: 4.1%
         1,100      @       Barr Laboratories, Inc.                           37,070
         3,486      @       Caremark Rx, Inc.                                114,829
         1,250      @       Gilead Sciences, Inc.                             83,750
         1,490              Merck & Co., Inc.                                 70,775
         6,000              Pfizer, Inc.                                     205,679
                                                                      --------------
                                                                             512,103
                                                                      --------------
                            RETAIL: 2.3%
           400      @       Cabela's, Inc.                                    10,780
         2,400      @       Chico's FAS, Inc.                                108,384
         3,300              Wal-Mart Stores, Inc.                            174,108
                                                                      --------------
                                                                             293,272
                                                                      --------------
                            SAVINGS AND LOANS: 0.7%
         2,150              Greenpoint Financial Corp.                        85,355
                                                                      --------------
                                                                              85,355
                                                                      --------------
                            SEMICONDUCTORS: 1.5%
         4,250              Intel Corp.                                      117,300
         3,600      @       Nvidia Corp.                                      73,800
                                                                      --------------
                                                                             191,100
                                                                      --------------
                            SOFTWARE: 2.2%
         1,700      @       Electronic Arts, Inc.                             92,735
         6,300              Microsoft Corp.                                  179,928
                                                                      --------------
                                                                             272,663
                                                                      --------------
                            TELECOMMUNICATIONS: 2.6%
         2,500      @       Avaya, Inc.                                       39,475
         2,700      @       Cisco Systems, Inc.                               63,990
         9,700      @       Corning, Inc.                                    126,682
         3,350      @       Nextel Communications, Inc.                       89,311
                                                                      --------------
                                                                             319,458
                                                                      --------------
                            Total Common Stock
                              (Cost $6,456,657)                            7,709,930
                                                                      --------------

PREFERRED STOCK: 0.3%

                            BANKS: 0.3%
             3    #,XX,@    DG Funding Trust                                  32,250
                                                                      --------------
                            Total Preferred Stock
                              (Cost $32,635)                                  32,250
                                                                      --------------
                            Total Long-Term Investments
                              (Cost $11,757,303)                          12,986,500
                                                                      --------------

AMOUNT                                                                    VALUE
------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 8.7%

                     REPURCHASE AGREEMENT: 8.7%
$    1,084,000       Goldman Sachs Repurchase
                       Agreement, dated 06/30/04,
                       1.500%, due 07/01/04, $1,084,045
                       to be received upon repurchase
                       (Collateralized by $1,014,000
                       U.S. Treasury Bond, 6.000%,
                       Market Value plus accrued
                       interest $1,105,815, due 02/15/26)             $    1,084,000
                                                                      --------------
                     Total Repurchase Agreement
                       (Cost $1,084,000)                                   1,084,000
                                                                      --------------
                     TOTAL INVESTMENTS IN
                       SECURITIES (COST
                       $12,841,303)*                         112.7%   $   14,070,500
                     OTHER ASSETS AND
                       LIABILITIES-NET                       (12.7)       (1,581,884)
                                                             -----    --------------
                     NET ASSETS                              100.0%   $   12,488,616
                                                             =====    ==============

@   Non-income producing security
@@  Foreign issuer
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.
C   Bond may be called prior to maturity date.
I   Illiquid security
X Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.
+ Step-up basis bonds. Interest rates shown reflect current and future coupon rates.
XX Value of securities obtained from one or more dealers making markets in the securities in accordance with the Fund's valuation procedures.
* Cost for federal income tax purposes is $12,854,119. Net unrealized appreciation consists of:

              Gross Unrealized Appreciation                           $    1,325,071
              Gross Unrealized Depreciation                                 (108,690)
                                                                      --------------
              Net Unrealized Appreciation                             $    1,216,381
                                                                      ==============

                 See Accompanying Notes to Financial Statements

                   TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trusts are managed under the direction of the Trusts' Board of Trustees. A Trustee who is not an interested person of the Trusts, as defined in the 1940 Act, is an independent trustee ("Independent Trustee"). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Registrant and is available, without charge, upon request at 1-800-992-0180.

                                              TERM OF                                   NUMBER OF
                                             OFFICE AND            PRINCIPAL          PORTFOLIOS IN              OTHER
                              POSITION(S)    LENGTH OF           OCCUPATION(S)        FUND COMPLEX           DIRECTORSHIPS
        NAME, ADDRESS          HELD WITH        TIME              DURING THE            OVERSEEN                HELD BY
           AND AGE               TRUST       SERVED(1)          PAST FIVE YEARS        BY TRUSTEE               TRUSTEE
        -------------         -----------    ----------         ---------------       -------------          -------------
INDEPENDENT TRUSTEES

Paul S. Doherty(2)              Trustee    September        Mr. Doherty is President       118       University of Massachusetts
7337 E. Doubletree Ranch Rd.               1999 - Present   and Partner, Doherty,                    Foundation Board (April 2004
Scottsdale, AZ 85258                                        Wallace, Pillsbury and                   - Present).
Born: 1934                                                  Murphy, P.C., Attorneys
                                                            (1996 - Present).

J. Michael Earley(3)            Trustee    February 2002 -  President and Chief            118       None
7337 E. Doubletree Ranch Rd.               Present          Executive Officer,
Scottsdale, AZ 85258                                        Bankers Trust Company,
Born: 1945                                                  N.A. (1992 - Present).

R. Barbara Gitenstein(2)        Trustee    February 2002 -  President, College of          118       New Jersey Resources
7337 E. Doubletree Ranch Rd.               Present          New Jersey (1999 -                       (September 2003 - Present).
Scottsdale, AZ 85258                                        Present).
Born: 1948

Walter H. May(2)                Trustee    September        Retired. Formerly,             118       Trustee, BestPrep Charity
7337 E. Doubletree Ranch Rd.               1999 - Present   Managing Director and                    (1991 - Present) - Charitable
Scottsdale, AZ 85258                                        Director of Marketing,                   organization.
Born: 1936                                                  Piper Jaffray, Inc.

Jock Patton(2)                  Trustee    February 2001 -  Private Investor               118       Director, Hypercom, Inc.
7337 E. Doubletree Ranch Rd.               Present          (June 1997 - Present).                   (January 1999 - Present);
Scottsdale, AZ 85258                                        Formerly Director and                    JDA Software Group, Inc.
Born: 1945                                                  Chief Executive Officer,                 (January 1999 - Present);
                                                            Rainbow Multimedia                       Swift Transportation Co.
                                                            Group, Inc. (January                     (March 2004 - Present).
                                                            1999 - December 2001).

David W.C. Putnam(3)            Trustee    September        President and Director,        118       Anchor International Bond
7337 E. Doubletree Ranch Rd.               1999 - Present   F.L. Putnam Securities                   (December 2000 - Present);
Scottsdale, AZ 85258                                        Company, Inc. and its                    Progressive Capital
Born: 1939                                                  affiliates (1978-                        Accumulation Trust (August
                                                            Present); President,                     1998 - Present); Principled
                                                            Secretary and Trustee,                   Equity Market Fund (November
                                                            The Principled Equity                    1996 - Present), Mercy
                                                            Market Fund (1996-                       Endowment Foundation (1995 -
                                                            Present).                                Present); Director, F.L.
                                                                                                     Putnam Investment Management
                                                                                                     Company (December 2001 -
                                                                                                     Present); Asian American Bank
                                                                                                     and Trust Company (June 1992 -
                                                                                                     Present); and Notre Dame
                                                                                                     Health Care Center (1991 -
                                                                                                     Present) F.L. Putnam
                                                                                                     Securities Company, Inc. (June
                                                                                                     1978 - Present); and an
                                                                                                     Honorary Trustee, Mercy
                                                                                                     Hospital (1973 - Present).

                                              TERM OF                                   NUMBER OF
                                             OFFICE AND            PRINCIPAL          PORTFOLIOS IN              OTHER
                              POSITION(S)    LENGTH OF           OCCUPATION(S)        FUND COMPLEX           DIRECTORSHIPS
        NAME, ADDRESS          HELD WITH        TIME              DURING THE            OVERSEEN                HELD BY
           AND AGE               TRUST       SERVED(1)          PAST FIVE YEARS        BY TRUSTEE               TRUSTEE
        -------------         -----------    ----------         ---------------       -------------          -------------
Blaine E. Rieke(3)              Trustee    February 2001 -  General Partner,               118       Trustee, Morgan Chase
7337 E. Doubletree Ranch Rd.               Present          Huntington Partners                      Trust Co. (January 1998 -
Scottsdale, AZ 85258                                        (January 1997 -                          Present); Director, Members
Born: 1933                                                  Present). Chairman of                    Trust Co. (November 2003 -
                                                            the Board and Trustee                    Present).
                                                            of each of the funds
                                                            managed by ING
                                                            Investment
                                                            Management Co. LLC
                                                            (November 1998 -
                                                            February 2001).

Roger B. Vincent(3)             Trustee    February 2002 -  President, Springwell          118       Director, AmeriGas Propane,
7337 E. Doubletree Ranch Rd.               Present          Corporation (1989 -                      Inc. (1998 - Present).
Scottsdale, AZ 85258                                        Present). Formerly,
Born: 1945                                                  Director Tatham
                                                            Offshore, Inc. (1996 -
                                                            2000).

Richard A. Wedemeyer(2)         Trustee    February 2001 -  Retired. Formerly Vice         118       Director, Touchstone
7337 E. Doubletree Ranch Rd.               Present          President - Finance and                  Consulting Group (1997 -
Scottsdale, AZ 85258                                        Administration,                          Present); Trustee, Jim Henson
Born: 1936                                                  Channel Corporation                      Legacy (1994 - Present).
                                                            (June 1996 - April
                                                            2002); and Trustee of
                                                            each of the funds
                                                            managed by ING
                                                            Management Co. LLC
                                                            (1998 - 2001).
TRUSTEES WHO ARE "INTERESTED PERSONS"

Thomas J. McInerney(4)          Trustee    February 2001 -  Chief Executive Officer,       171       Director, Equitable Life
7337 E. Doubletree Ranch Rd.               Present          ING U.S. Financial                       Insurance Co., Golden American
Scottsdale, AZ 85258                                        Services (September 2001                 Life Insurance Co., Life
Born: 1956                                                  - Present); Member ING                   Insurance Company of Georgia,
                                                            Americas Executive                       Midwestern United Life
                                                            Committee (2001 -                        Insurance Co., ReliaStar Life
                                                            Present); ING Aeltus                     Insurance Co., Security Life
                                                            Holding Company, Inc.                    of Denver, Security
                                                            (2000 - Present), ING                    Connecticut Life Insurance
                                                            Retail Holding Company                   Co., Southland Life Insurance
                                                            (1998 - Present), and                    Co., USG Annuity and Life
                                                            ING Retirement Holdings,                 Company, and United Life and
                                                            Inc. (1997-Present).                     Annuity Insurance Co. Inc
                                                            Formerly, President, ING                 (March 2001 - Present); Member
                                                            Life Insurance Annuity                   of the Board, Bushnell
                                                            Company (September 1997                  Performing Arts Center; St.
                                                            - November 2002);                        Francis Hospital; National
                                                            President, Chief                         Conference of Community
                                                            Executive Officer and                    Justice; and Metro Atlanta
                                                            Director of Northern                     Chamber of Commerce.
                                                            Life Insurance Company
                                                            (March 2001 - October
                                                            2002); General Manager
                                                            and Chief Executive
                                                            Officer, ING Worksite
                                                            Division (December 2000
                                                            - October 2001),
                                                            President ING-SCI, Inc.
                                                            (August 1997 - December
                                                            2000); President, Aetna
                                                            Financial Services
                                                            (August 1997 - December
                                                            2000).

                                              TERM OF                                   NUMBER OF
                                             OFFICE AND            PRINCIPAL          PORTFOLIOS IN              OTHER
                              POSITION(S)    LENGTH OF           OCCUPATION(S)        FUND COMPLEX           DIRECTORSHIPS
        NAME, ADDRESS          HELD WITH        TIME              DURING THE            OVERSEEN                HELD BY
           AND AGE               TRUST       SERVED(1)          PAST FIVE YEARS        BY TRUSTEE               TRUSTEE
        -------------         -----------    ----------         ---------------       -------------          -------------
John G. Turner(5)               Trustee    February 2001 -  Chairman, Hillcrest            118       Director, Hormel Foods
7337 E. Doubletree Ranch Rd.               Present          Capital Partners (May                    Corporation (March 2000 -
Scottsdale, AZ 85258                                        2002 - Present);                         Present); Shopko Stores, Inc.
Born: 1939                                                  Formerly, Vice Chairman                  (August 1999 - Present); and
                                                            of ING Americas (2000 -                  M.A. Mortenson Company (March
                                                            2002); Chairman and                      2002 - Present); Conseco, Inc.
                                                            Chief Executive Officer                  (September 2003 - Present).
                                                            of ReliaStar Financial
                                                            Corp. and ReliaStar Life
                                                            Insurance Company (1993
                                                            - 2000); Chairman of
                                                            ReliaStar United
                                                            Services Life Insurance
                                                            Company (1995 - 1998);
                                                            Chairman of ReliaStar
                                                            Life Insurance Company
                                                            of New York (1995 -
                                                            1998); Chairman of
                                                            Northern Life Insurance
                                                            Company (1992 - 2001);
                                                            Chairman and Trustee of
                                                            the Northstar affiliated
                                                            investment companies
                                                            (1993 - 2001) and
                                                            Director, Northstar
                                                            Investment Management
                                                            Corporation and its
                                                            affiliates (1993 -
                                                            1999).

----------
(1) Trustees serve until their successors are duly elected and qualified, subject to the Board's retirement policy.
(2) Valuation and Proxy Voting Committee (formerly the Valuation Committee) member.
(3)  Audit Committee member.
(4) Mr. McInerney is an "interested person," as defined under the 1940 Act, because of his affiliation with ING U.S. Financial Services and ING U.S. Worksite Financial Services, both affiliates of ING Investments, LLC.
(5) Mr. Turner is an "interested person," as defined under the 1940 Act, because of his affiliation with ING Americas, an affiliate of ING Investments, LLC.

                                                                                      PRINCIPAL
                                                      TERM OF OFFICE                OCCUPATION(S)
       NAME, ADDRESS               POSITION(S)        AND LENGTH OF                  DURING THE
          AND AGE              HELD WITH THE TRUST    TIME SERVED(1)               PAST FIVE YEARS
       -------------           -------------------    --------------               ---------------
OFFICERS:

James M. Hennessy             President, Chief       February 2001 -   President and Chief Executive Officer,
7337 E. Doubletree Ranch Rd.  Executive Officer and  Present           ING Investments, LLC (December 2001 -
Scottsdale, AZ 85258          Chief Operating                          Present). Formerly, Senior Executive
Born: 1949                    Officer                                  Vice President and Chief Operating
                                                                       Officer, ING Investments, LLC (April
                                                                       1995 - December 2000); and Executive
                                                                       Vice President, ING Investments, LLC
                                                                       (May 1998 - June 2000).

Michael J. Roland             Executive Vice         February 2002 -   Executive Vice President, Chief
7337 E. Doubletree Ranch Rd.  President and          Present           Financial Officer and Treasurer,
Scottsdale, AZ 85258          Assistant Secretary                      ING Investments, LLC (December
Born: 1958                                                             2001 - Present). Formerly, Senior
                              Principal Financial    January 2000 -    Vice President, ING Investments,
                              Officer                Present           LLC (June 1998 - December 2001).

Stanley D. Vyner              Executive Vice         July 2000 -       Executive Vice President, ING
7337 E. Doubletree Ranch Rd.  President              Present           Investments, LLC and certain of its
Scottsdale, Arizona 85258                                              affiliates (July 2000 - Present) and
Born: 1950                                                             Chief Investment Risk Officer (June 2003
                                                                       - Present); Formerly, Chief Investment
                                                                       Officer for the International
                                                                       Portfolios, ING Investments, LLC (July
                                                                       1996 - June 2003); and President and
                                                                       Chief Executive Officer, ING
                                                                       Investments, LLC (August 1996 - August
                                                                       2000).

Robert S. Naka                Senior Vice President  January 2000 -    Senior Vice President and Assistant
7337 E. Doubletree Ranch Rd.  and Assistant          Present           Secretary, ING Funds Services, LLC
Scottsdale, AZ 85258          Secretary                                (October 2001 - Present). Formerly,
Born: 1963                                                             Senior Vice President and Assistant
                                                                       Secretary, ING Funds Services, LLC
                                                                       (February 1997 - August 1999).

Kimberly A. Anderson          Senior Vice President  November 2003 -   Senior Vice President, ING Investments,
7337 E. Doubletree Ranch Rd.                         Present           LLC (October 2003 - Present). Formerly,
Scottsdale, AZ 85258                                                   Vice President and Assistant Secretary,
Born: 1964                                                             ING Investments, LLC (October 2001 -
                                                                       October 2003); Assistant Vice President,
                                                                       ING Funds Services, LLC (November 1999 -
                                                                       January 2001); and has held various
                                                                       other positions with ING Funds Services,
                                                                       LLC for more than the last five years.

Robyn L. Ichilov              Vice President and     July 2000 -       Vice President, ING Funds Services, LLC
7337 E. Doubletree Ranch Rd.  Treasurer              Present           (October 2001 - Present) and ING
Scottsdale, AZ 85258                                                   Investments, LLC (August 1997 -
Born: 1967                                                             Present).

Lauren D. Bensinger           Vice President         February 2003 -   Vice President and Chief Compliance
7337 E. Doubletree Ranch Rd.                         Present           Officer, ING Funds Distributor, LLC
Scottsdale, Arizona 85258                                              (July 1995 - Present); Vice President
Born: 1954                                                             (February 1996 - Present) and Chief
                                                                       Compliance Officer (October 2001 -
                                                                       Present), ING Investments, LLC.

                                                                                      PRINCIPAL
                                                      TERM OF OFFICE                OCCUPATION(S)
       NAME, ADDRESS               POSITION(S)        AND LENGTH OF                  DURING THE
          AND AGE              HELD WITH THE TRUST    TIME SERVED(1)               PAST FIVE YEARS
       -------------           -------------------    --------------               ---------------
Todd Modic                    Vice President         August 2003 -     Vice President of Financial Reporting -
7337 E. Doubletree Ranch Rd.                         Present           Fund Accounting of ING Funds Services,
Scottsdale, AZ 85258                                                   LLC (September 2002 - Present).
Born: 1967                                                             Formerly, Director of Financial
                                                                       Reporting, ING Investments, LLC (March
                                                                       2001 - September 2002); Director of
                                                                       Financial Reporting, Axient
                                                                       Communications, Inc. (May 2000 - January
                                                                       2001); and Director of Finance,
                                                                       Rural/Metro Corporation (March 1995 -
                                                                       May 2000).

Huey P. Falgout, Jr.          Secretary              August 2003 -     Chief Counsel, ING U.S. Financial
7337 E. Doubletree Ranch Rd.                         Present           Services (September 2003 - Present).
Scottsdale, Arizona 85258                                              Formerly, Counsel, ING U.S. Financial
Born: 1963                                                             Services (November 2002 - September
                                                                       2003); and Associate General Counsel of
                                                                       AIG American General (January 1999 -
                                                                       November 2002).

Susan P. Kinens               Assistant Vice         February 2003 -   Assistant Vice President and Assistant
7337 E. Doubletree Ranch Rd.  President and          Present           Secretary, ING Funds Services, LLC
Scottsdale, AZ 85258          Assistant Secretary                      (December 2002 - Present); and has held
Born: 1976                                                             various other positions with ING Funds
                                                                       Services, LLC for more than the last
                                                                       five years.

Maria M. Anderson             Assistant Vice         August 2001 -     Assistant Vice President of ING Funds
7337 E. Doubletree Ranch Rd.  President              Present           Services, LLC (October 2001 - Present).
Scottsdale, AZ 85258                                                   Formerly, Manager of Fund Accounting and
Born: 1958                                                             Fund Compliance, ING Investments, LLC
                                                                       (September 1999 - November 2001); and
                                                                       Section Manager of Fund Accounting,
                                                                       Stein Roe Mutual Funds (July 1998 -
                                                                       August 1999).

Theresa Kelety                Assistant Secretary    August 2003 -     Counsel, ING U.S. Financial Services
7337 E. Doubletree Ranch Rd.                         Present           (April 2003 - Present). Formerly, Senior
Scottsdale, Arizona 85258                                              Associate with Shearman & Sterling
Born: 1963                                                             (February 2000 - April 2003); and
                                                                       Associate with Sutherland Asbill &
                                                                       Brennan (1996 - February 2000).

----------
(1) The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.

INVESTMENT MANAGER
ING Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

ADMINISTRATOR
ING Funds Services, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

DISTRIBUTOR
ING Funds Distributor, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258
1-800-334-3444

TRANSFER AGENT
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

CUSTODIAN
The Bank of New York
100 Colonial Center Parkway, Suite 300
Lake Mary, FL 32746

LEGAL COUNSEL
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
99 High Street
Boston, MA 02110

BEFORE INVESTING, CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE VARIABLE ANNUITY CONTRACT AND THE UNDERLYING VARIABLE INVESTMENT OPTIONS. THIS AND OTHER INFORMATION IS CONTAINED IN THE PROSPECTUS FOR THE VARIABLE ANNUITY CONTRACT AND THE UNDERLYING VARIABLE INVESTMENT OPTIONS. OBTAIN THESE PROSPECTUSES FROM YOUR AGENT/REGISTERED REPRESENTATIVE AND READ THEM CAREFULLY BEFORE INVESTING. THE TRUSTS' PROXY VOTING RECORD WILL BE AVAILABLE WITHOUT CHARGE ON OR ABOUT AUGUST 31, 2004 ON THE TRUST'S WEBSITE AT www.ingfunds.com AND ON THE SEC'S WEBSITE AT www.sec.gov.

[ING FUNDS LOGO]

                                                                    PRESORTED
                                                                    STANDARD
                                                                  U.S. POSTAGE
                                                                      PAID
                                                                    BOSTON MA
                                                                PERMIT NO. 57842


                                                      VPSAR-USLICO (0604-081804)

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant's principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 11(a)(1), Exhibit 99.CODE ETH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that David Putnam is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Putnam is "independent" for purposes of Item 3 of Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board has a Nominating Committee ("Committee") for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Trustee vacancies on the Board. The Committee currently consists of four Trustees of the Board, none of whom are considered "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. The Committee has adopted a written charter that sets forth the policies and procedures of the Committee. The Committee will accept referrals for potential candidates from Board members, Fund shareholders, legal counsel to the disinterested Trustees or such other sources as the Committee deems appropriate. Shareholders can submit recommendations in writing to the attention of the Chairperson of the Committee at an address to be maintained by Fund management for this purpose. In order for the Committee to consider a potential candidate, the Committee initially must receive at least the following information regarding such person: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience; and (8) any knowledge and experience relating to investment companies and investment company governance.

ITEM 10. CONTROLS AND PROCEDURES.

(a) Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant's disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant's disclosure controls and procedures allow timely preparation and review of the information for the registrant's Form N-CSR and the officer certifications of such Form N-CSR.

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

(b) There were no significant changes in the registrant's internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b) The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

   (3) Not applicable.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): USLICO SERIES FUND


By /s/ James M. Hennessy
   ---------------------
        James M. Hennessy
        President and Chief Executive Officer

Date: August 30, 2004
      ---------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/ James M. Hennessy
   ---------------------
        James M. Hennessy
        President and Chief Executive Officer

Date: AUGUST 30, 2004


By /s/ Michael J. Roland
   ---------------------
        Michael J. Roland
        Executive Vice President and Chief Financial Officer

Date: August 30, 2004
      ---------------

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